SUB-ITEM 77Q1(G): EXHIBIT

FEDERATED INTERNATIONAL SERIES, INC.
Federated International Equity Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD NOVEMBER 3, 2009

TO SHAREHOLDERS OF FEDERATED INTERNATIONAL
EQUITY FUND, a portfolio of
Federated International Series, Inc.


A special meeting of the shareholders of Federated
International Equity Fund ("International
Equity Fund") will be held at 4000 Ericsson Drive,
Warrendale, PA 15086-7561, at 2:00 p.m.
(Eastern Time), on November 3, 2009,
for the following purpose:


1.	To approve or disapprove a proposed Agreement
and Plan of Reorganization pursuant to
which Federated International Leaders Fund (formerly,
Federated International Value
Fund) ("International Leaders Fund"), a portfolio of
Federated World Investment Series,
Inc., would acquire the assets of International Equity
Fund in exchange for Class A
Shares, Class B Shares and Class C Shares of
International Leaders Fund to be
distributed prorata by International Equity Fund in complete liquidation and termination of International Equity Fund. If approved, the
Reorganization would result in
shareholders of International Equity Fund receiving shares in the International Leaders
Fund in exchange for their shares in
the International Equity Fund.

The Board of Directors has fixed August 20, 2009 as the record date for determination of shareholders entitled to vote at the special meeting.
By Order of the Board of Directors,

John W. McGonigle
Secretary

August 28, 2009

YOU CAN HELP AVOID THE NECESSITY AND
EXPENSE OF SENDING FOLLOW-UP
LETTERS TO ENSURE A QUORUM BY PROMPTLY
SIGNING AND RETURNING THE
ENCLOSED PROXY CARD.  IF YOU ARE UNABLE
TO ATTEND THE MEETING, PLEASE
MARK, SIGN, DATE AND RETURN THE ENCLOSED
PROXY CARD SO THAT THE
NECESSARY QUORUM MAY BE REPRESENTED AT
THE SPECIAL MEETING.  THE
ENCLOSED ENVELOPE REQUIRES NO POSTAGE
IF MAILED IN THE UNITED STATES.


PROSPECTUS/PROXY STATEMENT

AUGUST 28, 2009

Acquisition of the assets of
FEDERATED INTERNATIONAL EQUITY FUND
a portfolio of Federated
International Series, Inc.

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Telephone No:  1-800-341-7400

By and in exchange for Class A,
Class B Shares and Class C Shares of
FEDERATED INTERNATIONAL LEADERS FUND
(formerly, Federated International Value Fund) a portfolio of Federated World Investment Series, Inc.

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Telephone No:  1-800-341-7400

       This Prospectus/Proxy Statement describes
the proposal whereby Federated International Equity
Fund ("International Equity Fund"), a portfolio of
Federated International Series, Inc. ("International
Series, Inc."), would transfer its assets (except
for deferred or prepaid expenses, which are not expected to be material in amount) to Federated International
Leaders Fund ("International Leaders Fund"), a
portfolio of Federated World Investment Series, Inc.,
in exchange ("Exchange") for Class A Shares, Class
B Shares and Class C Shares of International Leaders
Fund ("Reorganization"). Immediately following
the Exchange, International Equity Fund will distribute
the Class A Shares, Class B Shares and Class C
Shares of International Leaders Fund pro rata to its shareholders in complete liquidation and dissolution of International Equity Fund. As a result of the Reorganization, each owner of International Equity
Fund's Class A Shares, Class B Shares and Class C Shares
will become the owner of International
Leaders Fund's Class A Shares, Class B Shares and
Class C Shares, respectively, having a total net asset
value ("NAV") equal to the total NAV of his or her
holdings in International Equity Fund on the date of
the Reorganization (the "Closing Date").
       The Board of Directors of International
Equity Fund ("Equity Board") has determined that a reorganization of International Equity Fund is in the best interest of International Equity Fund and its shareholders and is recommending that shareholders of International Equity Fund approve the
Reorganization.
       The investment objective for International
Equity Fund is to obtain a total return on its assets. The investment objective for International Leaders Fund is to provide long-term growth of capital.
International Equity Fund and International Leaders
Fund may each be referred to as a "Fund" and
collectively the "Funds." International Equity Fund
pursues its investment objective by investing
primarily in equity securities of companies based
outside the United States. International Leaders Fund pursues its investment objective by investing primarily in a portfolio of equity securities issued by foreign companies that Federated Global Investment Management
Corp., (the "Adviser") has deemed as
undervalued. The Adviser is the investment adviser for
both Funds.   Effective July 1, 2009, Federated
International Value Fund changed its name to Federated International Leaders Fund. In addition, it made certain revisions to its investment strategy and added a portfolio manager. These changes were also effective July 1, 2009.
       For a comparison of the investment policies of the Funds, see "Summary -- Comparison of
Investment Objectives, Policies and Limitations."
Information concerning the Class A Shares, Class B
Shares and Class C Shares of International Equity Fund, as compared to the Class A Shares, Class B
Shares and the Class C Shares of the International Leaders Fund, is included in this Prospectus/Proxy
Statement in the sections entitled "Summary -- Comparative Fee Tables" and "Information About the
Reorganization -- Description of International Leaders
Fund's Share Classes and Capitalization."
       This Prospectus/Proxy Statement should be retained for future reference. It sets forth concisely the information about the Funds that a prospective investor should know before investing. This
Prospectus/Proxy Statement is accompanied by the Prospectus for the Class A Shares, Class B Shares and
Class C Shares of International Leaders Fund dated
January 31, 2009, which is incorporated herein by reference. A Statement of Additional Information for International Leaders Fund dated January 31, 2009
(related to International Leaders Fund's Prospectus of the same date) as well as a Statement of Additional Information dated August 28, 2009 (relating to this Prospectus/Proxy Statement), all containing additional information, have been filed with the Securities and Exchange Commission ("SEC") and are incorporated herein by reference. A Prospectus and Statement of Additional Information for International Equity Fund dated January 31, 2009 are also incorporated herein by reference. Further information about International Leaders Fund's performance is contained in its Annual
Report for its fiscal year ended November 30, 2008 and its Semi-Annual Report for its semi-fiscal period ended May 31, 2009, which are incorporated herein by reference. Further information about International Equity Fund's performance is contained in its Annual Report for its fiscal year ended November 30, 2008 and its Semi-Annual Report for its semi-fiscal period ended May 31, 2009, which are incorporated herein by reference. Copies of these materials and other information about International Leaders Fund and International Equity Fund may be obtained without charge by writing to or calling International
Leaders Fund at the address and telephone number shown on the previous page.
       THE SECURITIES AND EXCHANGE
COMMISSION HAS NOT APPROVED OR
DISAPPROVED OF THESE SECURITIES, OR
PASSED UPON THE ACCURACY OR
ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT.
ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.
       NO PERSON HAS BEEN AUTHORIZED TO
GIVE ANY INFORMATION OR TO
MAKE ANY REPRESENTATIONS OTHER THAN
THOSE CONTAINED IN THIS
PROSPECTUS/ PROXY STATEMENT AND IN THE
MATERIALS EXPRESSLY
INCORPORATED HEREIN BY REFERENCE AND,
IF GIVEN OR MADE, SUCH OTHER
INFORMATION OR REPRESENTATIONS MUST NOT
BE RELIED UPON AS HAVING BEEN
AUTHORIZED BY THE FUNDS.
       SHARES OF INTERNATIONAL LEADERS
FUND ARE NOT DEPOSITS OR
OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY,
ANY BANK.  SHARES OF
INTERNATIONAL LEADERS FUND ARE NOT
FEDERALLY INSURED BY, GUARANTEED
BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED
BY THE U.S. GOVERNMENT, THE
FEDERAL DEPOSIT INSURANCE CORPORATION,
THE FEDERAL RESERVE BOARD OR
ANY OTHER GOVERNMENTAL AGENCY.
AN INVESTMENT IN INTERNATIONAL
LEADERS FUND INVOLVES INVESTMENT RISKS,
INCLUDING POSSIBLE LOSS OF
PRINCIPAL AMOUNT INVESTED.


TABLE OF CONTENTS
		Page
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SUMMARY
       This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, or incorporated by reference into this Prospectus/Proxy Statement. A form of the Agreement and Plan of Reorganization (the "Plan") pursuant to which the Reorganization will be conducted is attached to this Prospectus/Proxy Statement as Exhibit A. A copy of International Leaders Fund's Management's Discussion of Fund performance and a line graph showing performance as of the most recent fiscal year-end is attached to this Prospectus/Proxy Statement as Exhibit B. The prospectus of the International
Leaders Fund accompanies this Prospectus/Proxy
Statement.
REASONS FOR THE PROPOSED REORGANIZATION
	The Reorganization is being proposed to
shareholders of International Equity Fund because (1) it will consolidate the number of international equity funds sponsored and distributed by subsidiaries of Federated Investors, Inc. ("Federated");
(2) it will offer shareholders of
International Equity Fund a fund with stronger historical performance in four of the last five calendar years; and (3) International Equity Fund has experienced net outflows over the past three years. The Reorganization allows the investors in International Equity Fund access to a fund with anticipated lower net expenses, which take into account voluntary fee waivers, (though
International Leaders Fund's gross expenses, which do not take into account voluntary fee waivers, are higher than the gross expenses of International Equity Fund) and allows shareholders to continue to be invested in a diversified portfolio of primarily equity securities of companies based outside the United States.
       The Adviser has advised the Equity Board that it believes that the Reorganization will result in current shareholders of International Equity Fund receiving shares in a more long-term viable fund. The
Class A Shares, Class B Shares and Class C Shares of International Leaders Fund have a 4-star
Morningstar rating while the Class A Shares, Class B
Shares and Class C Shares of International Equity
Fund have a 2-star Morningstar rating, both as of July 31, 2009. In addition, the proposed Reorganization would provide International Equity Fund shareholders with a continued investment in a diversified international portfolio (See "Summary - Comparison of Investment Objectives, Policies and Limitations" below), as well as anticipated lower net expenses which take into account voluntary fee waivers, (though International Leaders Fund's gross expenses, which do not take into account voluntary fee waivers, are higher than the gross expenses of International Equity Fund) .
       The Equity Board has voted to recommend to holders of shares of International Equity Fund the approval of the Plan, pursuant to which International
Leaders Fund would acquire the assets (except for deferred or prepaid expenses, which are not expected to be material in amount) of International Equity
Fund in exchange for Class A Shares, Class B Shares and Class C Shares of International Leaders Fund.
Immediately following the Exchange, International
Equity Fund will distribute the Class A Shares, Class
B Shares and Class C Shares of International Leaders
Fund received in the Exchange pro rata to holders of its Class A Shares, Class B Shares and Class C Shares, respectively, in a complete liquidation and termination of International Equity Fund. As a result of the Reorganization, each holder of Class A
Shares, Class B Shares and Class C Shares of International Equity Fund will become the owner of Class
A Shares, Class B Shares and Class C Shares of
International Leaders Fund, respectively, in each case having a total net asset value equal to the total net asset value of his or her holdings in International
Equity Fund on the date of the Reorganization, i.e., the Closing Date (as hereinafter defined). Following the consummation of the Reorganization, the International Series, Inc. will amend its Articles of Incorporation to remove International Equity Fund as a series of International Series, Inc.


The Equity Board concluded to recommend to shareholders of International Equity Fund that they vote to approve the Plan. Pursuant to Rule 17a-8 under the Investment Company Act of 1940 (the "1940
Act"), the Equity Board, including a majority of the Directors who are not "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act, determined that the Reorganization is in the best interest of International Equity Fund and its shareholders, and that the interests of existing International Equity Fund shareholders would not be diluted as a result of the Reorganization.
       The Board of Directors of International
Leaders Fund ("Leaders Board") likewise approved the Reorganization on behalf of International Leaders Fund. Pursuant to Rule 17a-8 under the 1940 Act, the
Leaders Board, including a majority of the Directors who are not "interested persons," determined that the Reorganization is in the best interest of International Leaders Fund and its shareholders, and that the interests of existing International Leaders Fund shareholders would not be diluted as a result of the Reorganization.
      In considering the proposed Reorganization and reaching the above conclusions, the board of each Fund took into consideration a number of factors, including: (1) the compatibility of International Equity Fund's and International
Leaders Fund's investment objectives, policies and limitations; (2) the potential greater long-term viability of International Leaders Fund based on its stronger performance record and sales; (3) that while the Funds would incur certain expenses in connection with the Reorganization, the Adviser or its affiliates, would be responsible for paying certain expenses of the Reorganization, (4) the fact that the Reorganization is expected to be "tax-free" for federal income tax purposes (and that the Funds will receive an opinion of counsel to this effect);
(5) based on the fact that International Leaders
Fund's net expenses, which take into account voluntary fee waivers, are lower than the net expenses of International Equity Fund (though International Leaders Fund's gross expenses, which do not take into account voluntary fee waivers, are higher than the gross expenses of International Equity Fund) (See "Summary - Comparative
Fee Tables" below) as well as the
historically favorable past performance of International Leaders Fund. The Equity Board considered the fact that a substantial portion of its securities will likely need to be sold prior to the Reorganization. The Leaders Board also considered that International Leaders Fund is expected to benefit from the increase in its assets resulting from the Reorganization which may result in lower gross expenses.
Cost of the Reorganization
       International Equity Fund will pay for the direct proxy expenses (e.g. printing, mailing, solicitation and tabulation expenses) estimated to be approximately $103,000 (however, existing voluntary waivers will ultimately reduce the expenses actually borne by the International Equity Fund and because of such waivers, the expenses charged to the International Equity Fund are not estimated to result in a reduction of net asset value). The International Leaders Fund will pay registration fees on an as incurred basis. The Advisers will pay legal, accounting and other expenses related to the Reorganization, estimated to be $40,000. Any brokerage charges associated with the purchase or disposition of portfolio securities by the International Equity Fund prior to the Reorganization will be borne by the International
Equity Fund in an amount of up to approximately $225,000.
CLOSING DATE
      If the requisite approvals are obtained and certain conditions are either met or waived, it is anticipated that the Reorganization will be consummated at the close of business on November
13, 2009 or such other date(s) as the parties may agree in writing (the "Closing Date").
TAX CONSEQUENCES
       As a condition to the Reorganization, each Fund will each receive an opinion of counsel that the Reorganization will be considered a tax-free "reorganization" under applicable provisions of the Internal Revenue
Code of 1986, as amended ("Code"), so that no gain or loss will be recognized directly as a result of the Reorganization by either Fund or International Equity Fund's shareholders. The aggregate tax basis of the International Leaders Fund Shares received by each of the International Equity Fund's shareholders will be the same as the aggregate tax basis of the International Equity Fund Shares held by such shareholder immediately prior to the Reorganization. International Equity Fund will make a taxable distribution to shareholders of any previously undistributed ordinary income and net realized capital gains (after reduction by any available capital loss carryforward) accumulated prior to the Reorganization.
The following table shows the unrealized gains, realized losses and capital loss carryforwards of each Fund. The unrealized and realized capital activity in the table are estimated amounts as of June 30, 2009 while the capital loss carryforwards are as of each fund's most recent tax year end of November 30, 2008.

Unrealized Gains
Realized Losses

Capital Loss Carryforwards
International
Equity Fund
$ 1,581,000
($ 35,893,865)
($ 116,920,402)
International
Leaders Fund
$ 1,956,477
($ 6,649,934)
($ 10,454,945)*
* Approximately 94% of this amount will expire in 2009.
        The utilization of any realized losses and capital loss carryforwards of the Funds generated prior to the Reorganization may be subject to limitations under the Code, including limitations that may be imposed as a result of the Reorganization.
COMPARISON OF INVESTMENT OBJECTIVES,
POLICIES AND LIMITATIONS
       The investment objective of International Leaders
Fund is to provide long-term growth of capital, while the investment objective of International Equity Fund is to obtain a total return on its assets. However, International Equity Fund expects that changes in market value will comprise the largest component of its total return and accordingly the Adviser believes the investment o bjectives of the Funds are generally compatible. Each Fund pursues its investment objective by investing primarily in companies based in foreign countries with mid to large market capitalizations. Each Fund has a different approach to selecting portfolio securities. The following information outlines each of the Fund's approach to investing.
       International Leaders Fund's Approach to Investing International Leaders Fund pursues its investment objective by investing primarily in a portfolio of equity securities of foreign companies. The Fund's portfolio is managed using fundamental analysis and valuation disciplines. The Adviser expects that, normally, the Fund's portfolio will be invested primarily in foreign stocks in developed markets. The Fund is permitted, however, to invest in companies from both developed (including the United States) and emerging market countries.
       The Fund's approach is focused primarily on individual security selection across a range of foreign markets, using a "bottom up" portfolio construction approach. The Adviser actively manages the Fund's portfolio seeking total returns over longer time periods in excess of the Fund's benchmark index:
the Morgan Stanley Capital
International Europe, Australasia, and Far East
Index (MSCI-EAFE). The MSCI-EAFE is an
unmanaged free float-
adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. The performance of International Leaders Fund should be evaluated against the MSCI-EAFE, or any other benchmark, over long periods of time. The volatility of world markets means that even small differences in time periods for comparison can have a substantial impact on returns.
There can be no assurance
that the Adviser will be successful in achieving investment returns in excess of the MSCI-EAFE.
       The Adviser's process for selecting investments begins with the screening of the universe of available stocks to identify companies with those "value,"
"quality" and "growth" characteristics
that have shown significant
positive correlation across stocks over time.
These characteristics include, for example, relatively low price/book value or price/earnings ratios, relatively high dividend yields and relatively high return on assets and return on equity, relatively high operating margins and relatively high historical and forward EPS growth.
       Screening is performed by market so that fundamentals are ranked relative to each individual market. After screening, the Adviser selects stocks through fundamental analysis of companies by skilled portfolio managers and research analysts because it believes this approach provides a greater opportunity for the Adviser's expertise, experience and skill to create excess returns.
       The Adviser seeks to purchase undervalued stocks that the Adviser expects may significantly increase in price as the market recognizes the company's true value. The Adviser's key buy criteria for a value stock include relatively low market price, quality of company management, industry leadership, long-term growth prospects, and presence of a catalyst for higher market valuation.
A company's stock may be undervalued due to factors such as temporary earnings declines, investor indifference, a change in management, or unfavorable market or industry conditions.
       The Adviser selects a stock based on its belief that over time the price at which the stock trades will rise as earnings grow and the company's true value is recognized.
The Adviser is free to seek relative value opportunities among markets and sectors. The Adviser also considers the economic environment and outlook in making stock selection decisions, but those factors play a secondary role to fundamental analysis.
       The Adviser manages the portfolio's exposure to random or unpredictable events that may adversely affect individual companies, or the risk that the Adviser is otherwise wrong in its analysis of any particular company, through portfolio diversification. There is no assurance these strategies will be successful in reducing portfolio risk.


International Equity Fund's Approach to Investing:
       International Equity Fund pursues its investment objective by investing primarily in equity securities of companies based outside the United States.
       The Adviser actively manages International Equity
Fund's portfolio. The Adviser's process for selecting investments is a combination of bottom-up stock selection and top-down analysis. Bottom-up stock selection emphasizes fundamental analysis of companies by skilled portfolio managers while top-down analysis attempts to predict the impact of economic and market cycles.
       The Adviser seeks to identify individual companies with the potential for investment return. The investment return could result from the Adviser's view that a company has strong earnings growth potential, that a company is undervalued or based on generating income or the potential for income. International Equity Fund is not limited to investing according to any particular style, size of company, or maintaining minimum allocations to any particular region or country. However, the Adviser anticipates that normally International Equity Fund will primarily invest in mid- to large-capitalization companies based outside the United States that have been selected using the growth style of stock selection. However, to a lesser extent, the Fund may also invest in foreign companies based in emerging markets.
       The Adviser selects stocks by attempting to evaluate the companies in International Equity Fund's investment universe based on fundamental analysis of, and forecasting, their potential for future stock price appreciation. Key factors in this analysis are: evaluation of the quality of company management; industry position; financial strength; and expected future growth in earnings or cash flows. Before purchasing a stock, the Adviser weighs appreciation potential against market price to evaluate the stock's potential compared to its current price.
       The Adviser attempts to manage the risk of relative underperformance of the stocks of the growth companies it selects in down markets by seeking to purchase growth stocks at reasonable prices. The Adviser manages the portfolio's exposure to random or unpredictable events that may adversely affect individual companies, or the risk that the Adviser is otherwise wrong in its analysis of any particular company, through portfolio diversification. There is no assurance these strategies will be successful in reducing portfolio risk. In addition, even if these strategies are successful, International Equity
Fund's portfolio is expected to have a relatively high price volatility.
       Investment Strategies Applicable to Both Funds:
       Each Fund may invest in exchange-traded funds (ETFs) and use derivative contracts and/or hybrid instruments to implement elements of its investment strategy.
	The Funds are not limited in the portion of their assets that they invest in foreign companies based in either developed markets or in emerging markets. Further, the Funds are not limited in the portion of their investments that are denominated in either foreign currency or in U.S. dollars. Each Fund may purchase shares of exchange-traded funds (ETFs). The shares of
ETFs are listed and traded on stock exchanges at market prices. The Funds may invest in ETFs in order to achieve exposure to a specific region, country, or market sector, or for other reasons consistent with its investment strategy. From time to time, each Fund may hedge a portion of its currency risk by using derivatives such as futures or forward contracts. Currency hedges can protect against price movements in a security that a fund owns that are attributable to changes in the value of the currency in which the security is denominated. Hedging may reduce gains or cause losses to the Funds if the hedged currency moves in a different manner than the Adviser anticipated or if the cost of the hedge outweighs its value.
It is anticipated that the majority, if not all, of the foreign securities in each Fund's portfolio will not be hedged and will therefore remain subject to currency risk. The Funds may use derivative contracts and/or hybrid instruments to implement elements of their investment strategies.
For example, the Funds may use derivative contracts or hybrid instruments to increase or decrease the portfolio's exposure to the investment(s) underlying the derivative or hybrid.

Investment Limitations

       Each Fund has certain fundamental investment limitations which may not be changed without shareholder approval. The limitations of International
Leaders Fund are substantially similar to those of International Equity Fund. Nonetheless, there are differences in the Funds' limitations regarding concentration of their investments. The following chart compares the fundamental investment limitations of International Equity Fund and International
Leaders Fund.
INVESTMENT LIMITATIONS
International Equity Fund
International Leaders Fund
Diversification of Investments (fundamental)
With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, and repurchase agreements collateralized by such U.S. government securities;
and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Diversification of Investments (fundamental)
Same

Borrowing Money and Issuing Senior
Securities (fundamental)
The Fund may borrow money, directly or
indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act.

Borrowing Money and Issuing Senior
Securities (fundamental)
Same

Investing in Real Estate (fundamental)
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Investing in Real Estate (fundamental)
Same

Investing in Commodities (fundamental)
The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.

Investing in Commodities (fundamental)
Same

Underwriting (fundamental)
The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under the circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Underwriting (fundamental)
Same


Lending (fundamental)
The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Lending (fundamental)
Same

Concentration (fundamental)
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.

Concentration (fundamental)
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry, provided that the Fund may concentrate its investments in issuers in the financial services industries. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.
As a matter of non-fundamental policy, the Fund does not intend to concentrate its investments in a financial services industry.


	In addition, each Fund has non-fundamental limitations (which may be changed by the Board without shareholder approval). The following chart compares the non-fundamental investment limitations of International Equity Fund and International Leaders Fund.

INVESTMENT LIMITATIONS
International Equity Fund
International Leaders Fund
Purchases on Margin (non-fundamental)
The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Purchases on Margin (non-fundamental)
Same

Pledging Assets (non-fundamental)
The Fund will not mortgage, pledge, or
hypothecate any of its assets, provided that this
shall not apply to the transfer of securities in
connection with any permissible borrowing or to
collateral arrangements in connection with
permissible activities.
..

Pledging Assets (non-fundamental)
Same

Illiquid Securities (non-fundamental)
The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days if immediately after, and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets.
Illiquid Securities (non-fundamental)
Same

Portfolio Turnover (non-fundamental)
The Fund will not attempt to set or meet a portfolio turnover rate since any turnover would be incidental to transactions undertaken in an attempt to achieve the Fund's investment objective. Portfolio securities will be sold when the Adviser believes it is appropriate, regardless of how long those securities have been held.
For the fiscal years ended November 30, 2008 and 2007, the portfolio turnover rates were 187% and 110%, respectively.

International Leaders Fund does not have a similar policy.



COMPARISON OF PRINCIPAL RISKS
       All mutual funds take investment risks.
Therefore, it is possible to lose money by investing in either Fund. The primary risks that may reduce the returns of International Equity Fund and International
Leaders Fund include:
Principal Risks
International Equity Fund
International Leaders Fund
Stock Market Risks.
The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's Share price may decline suddenly or over a sustained period of time.

Stock Market Risks.
Same

Risks of Foreign Investing.
Because the Fund invests in securities issued
by foreign companies, the Fund's Share price
may be more affected by foreign economic and
political conditions, taxation policies and
accounting and auditing standards than would
otherwise be the case.
..

Risks of Foreign Investing.
Same

Currency Risks.
Because the exchange rates for currencies fluctuate daily, prices of the foreign securities in which the Fund invests are more volatile than prices of securities traded exclusively in the United States.
Currency Risks.
Same

Sector Risks.
Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

Sector Risks.
Same

International Equity Fund does not disclose a similar risk in its prospectus.
Risks Related to Investing for Value. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks.
However, value stocks may lag behind growth stocks in an up market.

Emerging Markets Risk. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

Emerging Markets Risk.
Same

Risks Related to Investing for Growth. The growth stocks in which the Fund may invest are typically more volatile than traditional value stocks and may depend more on price changes than dividend returns.

International Leaders Fund does not disclose a similar risk in its prospectus.
Risks of Investing in ADRs and Domestically
Traded Securities of Foreign Issuers.
Because the Fund may invest in American
Depositary Receipts (ADRs) and other
domestically traded securities of foreign companies, the Fund's Share price may be more affected by risks of foreign investing than would otherwise be the case.

International Leaders Fund does not disclose a similar risk in its prospectus.
Custodial Services and Related Investment
Costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities.

Custodial Services and Related Investment
Costs.
Same

Risks of Investing in Derivative Contracts.
Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments.
Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. .Derivative contracts and hybrid instruments may also involve other risks described in this prospectus or the Fund's
Statement of Additional Information (SAI), such as credit, liquidity and leverage risks.

Risks of Investing in Derivative Contracts.
Same

Leverage Risks. The derivative contracts in which the Fund may invest may be subject to leverage risks. Leverage risk is when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.

Leverage Risks.
Same

Liquidity Risks. Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.
OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

Liquidity Risks.
Same

Credit Risks. Credit risk includes the
possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

Credit Risks.
Same

Exchange-Traded Funds Risks. An
investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of any ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

Exchange-Traded Funds Risks.
Same

PROCEDURES FOR PURCHASING, REDEEMING
AND EXCHANGING SHARES
       The transfer agent and dividend-disbursing
agent for both Funds is State Street Bank and Trust
Company.  Procedures for the purchase, exchange,
and redemption of International Leaders Fund's
Shares are substantially the same as the procedures applicable to the purchase, exchange, and redemption of International Equity Fund's Shares.  Reference is
made to the prospectus of International Leaders Fund
and the prospectus of International Equity Fund, each
of which is incorporated by reference, for a
complete description of the purchase, exchange, and redemption procedures applicable to International
Leaders Fund's shares and International Equity Fund's shares, respectively. Set forth below is a brief description of the significant purchase, exchange, and redemption procedures applicable to both
International Leaders Fund's and International
Equity Fund's Shares.
Purchases
       You can purchase, redeem or exchange Shares of
either Fund any day the New York Stock
Exchange (NYSE) is open. When the Fund receives your transaction request in proper form, it is processed at the next calculated net asset value (NAV)
plus any applicable front-end sales charge (public
offering price). When the Fund holds foreign securities
that trade in foreign markets on days the NYSE is
closed, the value of the Fund's assets may change on days you cannot purchase or redeem Shares. NAV is determined as of the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the
NYSE is open.
       The Funds' distributor, Federated Securities Corp., markets the Funds' Shares to institutions or to individuals, directly or through financial intermediaries. Each Fund reserves the right to reject any request to purchase or exchange shares.
       Purchasers of both Funds' Class A Shares incur a front-end sales charge of up to 5.50% of the public offering price on purchase amounts less than
$1 million.  The sales charges are subject to the
breakpoint discounts and rights of accumulation, which
are identical for each Fund and are described in
each Fund's prospectus for its Class A Shares. For purchases of $1 million or more, a contingent deferred sales charge of 0.75% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction. Holders of Class A Shares of International Equity Fund will not incur a sales load on the Class A Shares of International Leaders Fund received in the Reorganization. Any future purchases of Class A Shares will be subject to a sales
load unless an applicable waiver applies.
       Purchases of both Funds' Class B Shares incur a contingent deferred sales charge of up to 5.50%.
The deferred sales charges are subject to certain reductions and waivers which are identical for each Fund and are described in each Fund's prospectus of its Class
B Shares. After Class B Shares have been held
for eight years from the date of purchase they will automatically convert to Class A Shares on or about the last day of the following month. The Class B Shares
of International Leaders Fund received by
holders of the Class B Shares of International Equity Fund in the Reorganization will include the time period in which Class B Shares were held
in International Equity Fund.
       Purchases of both Funds' Class C Shares incur
a contingent deferred sales charge of up to 1.00%.
The deferred sales charges are subject to certain
reductions and waivers which are identical for each Fund
and are described in each Fund's prospectus of
its Class C Shares. The Class C Shares of International Leaders Fund received by holders of the Class C Shares of International Equity Fund in the
Reorganization will include the time period in which
Class C Shares were held in International Equity
Fund.
        Each Fund's minimum initial and subsequent
investment amounts are the same. The following
table summarizes the minimum required investment amount
and the maximum sales charge, if any, that
you will pay on an investment in either Fund. Keep in
mind that financial intermediaries may charge you
fees for their services in connection with your
Share transactions.
Fund
Initial
Investment
Minimum
Subsequent
Investment
Minimum
Systematic
Investment
Program
Subsequent
Investment
Minimum
Front-End
Sales
Charge
Contingent
Deferred
Sales Charge
International Equity
Fund - Class A Shares
$1,500
$100
$50
5.50%
0.00%
International Leaders
Fund -Class A Shares
$1,500
$100
$50
5.50%
0.00%
International Equity
Fund- Class B Shares
$1,500
$100
$50
None
5.50%
International Leaders
Fund -Class B Shares
$1,500
$100
$50
None
5.50%
International Equity
Fund- Class C Shares
$1,500
$100
$50
None
1.00%
International Leaders
Fund -Class C Shares
$1,500
$100
$50
None
1.00%

       Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions or exchanges cause the account balance to fall below $1,500. Before an account is closed, you will be notified and allowed 30 days to purchase additional shares to meet the minimum.
       In addition to purchases by wire and by check, both Funds offer the following purchase options:
(i) Through an Exchange: Shareholders may purchase through an exchange from the same class of another Federated fund. You must meet the minimum initial investment requirement for purchasing shares and both accounts must have identical registrations;
(ii) By Automated Clearing House (ACH):
Once you have opened your account, you may purchase additional shares through a depository institution that is an ACH member; (iii) all classes can purchase shares by using the Systematic Investment Program
(SIP).
Redemptions and Exchanges
       Redemptions and exchanges of each Fund may be made through a financial intermediary or directly from the Fund by telephone or by mailing a written request. Shares of both Funds may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. If the Shares are redeemed or exchanged within 30 days of purchase, a 2% redemption/exchange fee will be charged.
       Each Fund has an exchange privilege that allows shareholders to exchange shares of the Fund into shares of the same class of another Federated fund.
       Any questions about the foregoing procedures may be directed to, and assistance in effecting purchases, redemptions or exchanges of each Fund may be obtained by calling, the Funds at 1-800-341-
7400.
DIVIDENDS AND DISTRIBUTIONS; TAX INFORMATION;
FREQUENT TRADING; PORTFOLIO
HOLDINGS DISCLOSURE POLICY
Dividends and Distributions
       Both Funds declare and pay any dividends annually to shareholders. In addition, both Funds pay any capital gains at least annually. Dividends and capital gains distributions will be automatically reinvested in additional shares without a sales charge, unless you elect a cash payment.
Tax Information
       It is anticipated that International Leaders
Fund's distributions are expected to be both ordinary income and capital gain dividends. International Equity
Fund's distributions, if any, are expected to be primarily capital gain dividends. Each Fund's distributions of dividends are taxable to you whether paid in cash or reinvested in the Fund. Ordinary income dividends are taxable at different rates depending on the source of dividend income. Capital gains distributed by a Fund are taxable at different rates depending upon the length of time the Fund held the assets giving rise to those capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.
Frequent Trading
       Frequent or short-term trading into and out of the Funds can have adverse consequences for the Funds and shareholders who use the Funds as a long-term investment vehicle. Such trading in significant amounts can disrupt the Funds' investment strategies
(e.g., by requiring them to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Funds. Investors engaged in such trading may also seek to profit by anticipating changes in a Fund's
NAV in advance of the time as of which NAV is calculated.
       Each Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of its shares. These policies and procedures are identical for both Funds and are described in each Fund's prospectus, incorporated herein by reference.
Portfolio Holdings Disclosure Policies
       Each Fund's SAI contains a description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities. The SAIs are available on Federated's website at
FederatedInvestors.com or by contacting the
Funds at 1-800-341-7400.
COMPARATIVE FEE TABLES
FEES AND EXPENSES
This table describes (1) the actual fees and expenses that you may pay if you buy and hold Class A Shares of Federated International Equity
Fund based on its most recent semi-annual shareholder report dated May 31, 2009; (2) the actual fees and expenses that you may pay if you buy and hold Class A Shares of Federated International Leaders Fund based on its most recent semi-annual shareholder report dated May 31,
2009; and (3) the proforma fees and expenses of Class A Shares of Federated International
Leaders Fund on a
combined basis after giving effect to the Reorganization (as if the Reorganization had occurred on the first day of the fiscal year).






Shareholder Fees



Federated International
Equity Fund-
Class A Shares


Federated
International
Leaders Fund -
 Class A Shares
Federated
International
 Leaders Fund -
Class A Shares
Pro Forma Combined
Fees Paid Directly From Your Investment




Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)


5.50%

5.50%

5.50%
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or redemption proceeds, as applicable)



0.00%


0.00%


0.00%
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends (and other Distributions)
(as a percentage of offering price)



None


None


None
Redemption Fee (as a percentage
of amount redeemed, if applicable)1


2.00%

2.00%

2.00%
Exchange Fee

None
None
None





Annual Fund Operating Expenses
(Before Waivers,
Reimbursements and Reductions)2




Expenses That are Deducted From Fund
Assets (as a percentage of average net assets)




Management Fee

1.00%3
1.00%4
1.00%4
Distribution (12b-1) Fee

None
0.25%5
0.25%5
Other Expenses

1.26%6
1.37%7
1.14%7
Acquired Fund Fees and Expenses8

0.01%
0.02%
0.02%
Total Direct and Acquired Annual
Fund Operating Expenses

2.27%
2.64%9
2.41%9
1  The redemption fee is imposed upon
the redemptions of shares within 30 days or purchase.
2	 With respect to Federated International
Equity Fund, Federated International Leaders Fund and Federated International Leaders Fund Pro
Forma Combined, the percentages are based on actual expenses for the entire six months ended
May 31, 2009. However, the rate at which expenses are accrued during the six months may not be constant and, at any particular point, may be greater or less than the stated average percentage. With respect to Federated International
Equity Fund, although not contractually obligated to do so, the Adviser and administrator waived/reimbursed and the shareholder services provider did not charge certain amounts.
These are shown below along with the net expenses Federated International
Equity Fund actually paid for the six months ended
May 31, 2009.  With respect to Federated International
Leaders Fund and Federated International
Leaders Fund Pro Forma Combined,
although not contractually obligated to do so, the Adviser and administrator waived/reimbursed and the distributor did not charge certain amounts. These are shown below along with the net expenses Federated International Leaders Fund and Federated International Leaders Fund Pro Forma
Combined actually paid for the six months ended May 31, 2009.
	Total Waivers, Reimbursemenst and
Reductions of Fund Expenses


0.35%

0.87%

0.64%
	Total Direct and Acquired Actual Annual
Fund Operating Expenses (after waivers,
reimbursements and reductions)


1.92%10

1.77%11

1.77%
3  With respect to Federated International
Equity Fund, the Adviser voluntarily waived and
reimbursed a portion of the management fee.  The
Adviser can terminate this voluntary
waiver/reimbursement at any time.  The management
fee paid by the Federated International Equity Fund
(after the voluntary waiver/reimbursement)
was 0.70% for the six months
ended May 31, 2009.
4	With respect to Federated International Leaders
Fund and Federated International Leaders Fund Pro Forma
Combined, the Adviser voluntarily waived and
reimbursed a portion of the
management fee.  The Adviser can terminate this
voluntary waiver/reimbursement at any time.  The
management fee paid by Federated International
Leaders Fund and Federated
International Leaders Fund Pro Forma Combined (after the
voluntary waiver/reimbursement) was 0.45% and 0.64%,
respectively, for the six months ended May 31, 2009.
5    With respect to Federated International Leaders
Fund and Federated International Leaders Fund Pro
Forma Combined, the distributor did not charge and,
therefore, the Fund's Class A
Shares did not accrue its fee.  The distributor can
terminate this reduction at any time.  The distribution
(12b-1) fee paid by the Funds' Class A Shares
(after the reduction) was 0.00% for
the six months ended May 31, 2009.
6  With respect to Federated International Equity Fund,
includes a shareholder services fee /account administration
fee which is used to compensate
intermediaries for shareholder services
or account administrative services. Also includes a
recordkeeping fee which is used
to compensate intermediaries
for recordkeeping services.  The administrator
voluntarily waived a
portion of its fee.  The administrator can terminate
this voluntary waiver at any time.  In addition, the
shareholder services provider did not charge, and
therefore the Fund's Class A
Shares did not accrue, a portion of its fee.  This
reduction can be terminated at any time.  Total other
expenses paid by the Class A Shares of Federated
International Equity Fund (after
the voluntary waiver and reduction) was 1.21% for
the six months ended May 31. 2009.
7	With respect to Federated International Leaders
Fund and Federated International Leaders Fund Pro
Forma Combined, includes a shareholder services
fee/account administration fee
which is used to compensate intermediaries for shareholder
services or account administrative services. Also
includes a recordkeeping fee which is used to
compensate intermediaries
for recordkeeping services.  The administrator voluntarily
waived a portion of its fee.  The administrator can
terminate this voluntary waiver at any time.  Total
other expenses paid by
the Class A Shares of Federated International Leaders
Fund and Federated International Leaders Fund Pro Forma
Combined (after the voluntary waiver) were 1.30% and 1.11%,
respectively, for the six months ended May 31, 2009.
8  The Funds' shareholders indirectly bear the expenses
of the acquired funds in which the Funds invest.
The Funds' indirect expenses from investing in the
acquired funds is based upon the
average allocation of the Funds' investment in the
acquired funds and upon the actual total operating
expense of the acquired funds from their most
recent shareholder reports
(including current waivers and expense limitations)
for the six months ended May 31, 2009.  Actual acquired
fund expenses incurred by the Funds may vary
with changes in the allocation
of the Funds' assets invested into the acquired funds
and with other events that directly affect
the expenses of the acquired funds.
9    With respect to Federated International Leaders
Fund and Federated International Leaders Fund Pro
Forma Combined, the Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expense so that the total operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Funds' Class A Shares
(after the voluntary waivers and
reimbursements) will not exceed 1.80% for the fiscal year ending November 30, 2009. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through January 31, 2010.
10 Effective May 1, 2009, the voluntary waivers for Federated International Equity Fund's Class A
Shares were decreased, and accordingly, net expenses were increased. Total anticipated direct and acquired annual fund operating expenses
(after anticipated waivers, reimbursement and reduction) is expected to be 2.05% for the fiscal year ending November 30, 2009.
11 Effective February 1, 2009, the voluntary waivers for Federated International Leaders Fund's
Class A Shares were decreased, and accordingly, net expenses were increased. Total anticipated direct and acquired annual fund operating expenses (after anticipated waivers, reimbursement and reduction) is expected to be 1.80% for the fiscal year ending November
30, 2009.

Example

This example is intended to help you compare the cost of investing in the indicated Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses are before waivers, reimbursements and reductions as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


1 Year
3 Years
5 Years
10 Years

Federated International Equity Fund,
Class A Shares:




Expenses assuming redemption
$767
$1,220
$1,698
$3,012
Expenses assuming no redemption
$767
$1,220
$1,698
$3,012
Federated International Leaders Fund, Class A
Shares:






Expenses assuming redemption
$802
$1,325
$1,873
$3,360
Expenses assuming no redemption
$802
$1,325
$1,873
$3,360
Federated International Leaders Fund, Pro Forma
Combined Class A Shares:




Expenses assuming redemption
$781
$1,260
$1,765
$3,145
Expenses assuming no redemption
$781
$1,260
$1,765
$3,145

FEES AND EXPENSES
This table describes (1) the actual fees and expenses that you may pay if you buy and hold Class B
Shares of  Federated International Equity
Fund based on its most recent semi-annual shareholder report dated May 31, 2009; (2) the actual fees and expenses that you may pay if you buy and hold Class B Shares of Federated International
Leaders Fund based on its most recent semi-annual shareholder report dated May 31,
2009; and (3) the proforma fees and expenses of Class B Shares of Federated International
Leaders Fund on a
combined basis after giving effect to the Reorganization (as if the Reorganization had occurred on the first day of the fiscal year).






Shareholder Fees



Federated International
Equity Fund-
Class B Shares


Federated
International
Leaders Fund -
 Class B Shares
Federated
International
 Leaders Fund -
Class B Shares
Pro Forma Combined
Fees Paid Directly From Your Investment




Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)


None

None

None
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or redemption proceeds, as applicable)


5.50%

5.50%

5.50%
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends (and other Distributions)
(as a percentage of offering price)

None
None
None
Redemption Fee (as a percentage of
amount redeemed, if applicable)1


2.00%

2.00%

2.00%
Exchange Fee

None
None
None





Annual Fund Operating Expenses
(Before Waivers and Reimbursements)2




Expenses That are Deducted From Fund Assets
(as a percentage of average net assets)




Management Fee

1.00%3
1.00%4
1.00%4
Distribution (12b-1) Fee

0.75%
0.75%
0.75%
Other Expenses

1.26%5
1.37%6
1.13%6
Acquired Fund Fees and Expenses7

0.01%
0.02%
0.02%
Total Direct and Acquired Annual
Fund Operating Expenses

3.02%8
3.14%8,9
2.90%8,9
1  The redemption fee is imposed upon the
redemptions of shares within 30 days or purchase.
2	 With respect to Federated International
Equity Fund, Federated International Leaders Fund and Federated International Leaders Fund Pro
Forma Combined, the percentages are based on actual expenses for the entire six months ended
May 31, 2009. However, the rate at which expenses are accrued during the six months may not be constant and, at any particular point, may be greater or less than the stated average percentage. With respect to Federated International
Equity Fund, although not contractually
obligated to do so, the Adviser and
administrator waived/reimbursed certain amounts.
These are shown below along with the net expenses
Federated International Equity Fund actually paid for the six months ended May
31, 2009.  With respect to Federated International
Leaders Fund and Federated International Leaders
Fund Pro Forma Combined, although not contractually obligated to do so, the Adviser, and administrator waived/reimbursed certain amounts.
These are shown below along with the net expenses
Federated International Leaders Fund and
Federated International Leaders
Fund Pro Forma Combined actually paid for the six months ended May 31, 2009.
	Total Waivers and Reimbursements of
Fund Expenses

0.34%
0.63%
0.39%
	Total Direct and Acquired Actual Annual
Fund Operating Expenses (after waivers and reimbursements)


2.68%10

2.51%11

2.51%
3  With respect to Federated International Equity
Fund, the Adviser voluntarily waived and reimbursed
a portion of the management fee.
The Adviser can terminate this voluntary
waiver/reimbursement at any time.  The management
fee paid by the Federated International Equity Fund
(after the voluntary waiver/reimbursement)
was 0.70% for the six months
ended May 31, 2009.
4	With respect to Federated International
Leaders Fund and Federated International Leaders
Fund Pro Forma Combined, the Adviser voluntarily
waived and reimbursed a portion of the
management fee.  The Adviser can terminate this
voluntary waiver/reimbursement at any time.  The
management fee paid by Federated International
Leaders Fund and Federated
International Leaders Fund Pro Forma Combined (after
the voluntary waiver/reimbursement) was 0.45% and 0.64%, respectively, for the six months ended May 31, 2009.
5 With respect to Federated International Equity Fund, includes a shareholder services fee/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. The administrator voluntarily waived a
portion of its fee.  The administrator can terminate
this voluntary waiver at any time. Total other expenses paid by Federated International Leaders Fund's
Class B Shares (after the
voluntary waiver) was 1.22% for the six
months ended May 31, 2009.
6	With respect to Federated International
Leaders Fund, includes a shareholder services
fee/account administration fee which is used to
compensate intermediaries for shareholder
services or account administrative services.
Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services.
The administrator voluntarily
waived a portion of its fee. The administrator can terminate this voluntary waiver at any time. Total other expenses paid by Class B Shares of Federated
International Leaders Fund and
Federated International Leaders Fund Pro Forma Combined (after the voluntary waiver) were 1.29% and 1.10%, respectively, for the six months ended May 31, 2009.
7  The Funds' shareholders indirectly bear the expenses
of the acquired funds in which the Funds invest.
The Funds' indirect expenses from investing in
the acquired funds is based upon the
average allocation of the Funds' investment in the
acquired funds and upon the actual total operating
expense of the acquired funds from their
most recent shareholder reports
(including current waivers and expense limitations)
for the six months ended May 31, 2009.  Actual
acquired fund expenses incurred by the Funds may
vary with changes in the allocation
of the Funds' assets invested into the acquired funds
and with other events that directly affect the
expenses of the acquired funds.
8    After Class B Shares have been held for eight
years from the date of purchase, they will
automatically convert to Class A Shares on or
about the last day of the following month.  Class A
Shares pay lower operating expenses than Class B Shares.
9    With respect to Federated International
Leaders Fund and Federated International Leaders
Fund Pro Forma Combined, the Adviser and its affiliates
have voluntarily agreed to waive their
fees and/or reimburse expense so that the total
operating expenses (excluding Acquired Fund Fees
and Expenses) paid by the Funds' Class B Shares
(after the voluntary waivers and
reimbursements) will not exceed 2.55% for the
fiscal year ending November 30, 2009.  Although
these actions are voluntary, the Adviser and its
affiliates have agreed to continue these
waivers and/or reimbursements at least
through January 31, 2010.
10   Effective May 1, 2009, the voluntary waivers
for Federated International Equity Fund's Class B
Shares were decreased, and accordingly, net
expenses were increased.  Total anticipated
direct and acquired annual fund operating expenses
(after anticipated waivers and reimbursement) is
expected to be 2.80% for the fiscal year
ending November 30, 2009.
11   Effective February 1, 2009, the voluntary
waivers for Federated International Leaders Fund's
Class B Shares were decreased, and accordingly, net expenses were increased. Total anticipated direct and acquired annual fund operating expenses (after anticipated waivers and reimbursement) is expected to be 2.55% for the fiscal year ending November 30, 2009.

Example

This example is intended to help you compare the cost of investing in the indicated Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses are before waivers and reimbursements as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


1 Year
3 Years
5 Years
10 Years

Federated International Equity Fund, Class B Shares:




  Expenses assuming redemption
$855
$1,333
$1,787
$3,162
  Expenses assuming no redemption
$305
$  933
$1,587
$3,162
Federated International Leaders Fund, Class B
Shares:






  Expenses assuming redemption
$867
$1,369
$1,845
$3,333
  Expenses assuming no redemption
$317
$  968
$1,645
$3,333
Federated International Leaders Fund, Pro Forma
Combined Class B Shares:




  Expenses assuming redemption
$843
$1,298
$1,728
$3,108
  Expenses assuming no redemption
$293
$  898
$1,528
$3,108

FEES AND EXPENSES
       This table describes (1) the actual fees and expenses that you may pay if you buy and hold Class
C Shares of Federated International Equity Fund based on its most recent semi-annual shareholder report dated May 31, 2009; (2) the actual fees and expenses that you may pay if you buy and hold Class C
Shares of Federated International Leaders Fund based on its most recent semi-annual shareholder report dated May 31, 2009; and (3) the proforma fees and expenses of Class C Shares of Federated
International Leaders Fund on a combined basis after giving effect to the Reorganization (as if the Reorganization had occurred on the first day of the fiscal year).






Shareholder Fees



Federated International
Equity Fund-
Class C Shares


Federated
International
Leaders Fund -
 Class C Shares
Federated
International
 Leaders Fund -
Class C Shares
Pro Forma Combined
Fees Paid Directly From Your Investment




Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)


None

None

None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)


1.00%

1.00%

1.00%
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends (and other Distributions)
(as a percentage of offering price)

None
None
None
Redemption Fee (as a percentage of amount redeemed, if applicable)1


2.00%

2.00%

2.00%
Exchange Fee

None
None
None





Annual Fund Operating Expenses
(Before Waivers and Reimbursements)2




Expenses That are Deducted From Fund Assets
(as a percentage of average net assets)




Management Fee

1.00%3
1.00%4
1.00%4
Distribution (12b-1) Fee

0.75%
0.75%
0.75%
Other Expenses

1.26%5
1.37%6
1.14%6
Acquired Fund Fees and Expenses7

0.01%
0.02%
0.02%
Total Direct and Acquired Annual
Fund Operating Expenses

3.02%
3.14%8
2.91%8
1  The redemption fee is imposed upon the
redemptions of shares within 30 days or purchase.
2	 With respect to Federated International
Equity Fund, Federated International Leaders Fund and
Federated International Leaders Fund Pro Forma Combined, the percentages are based on actual expenses for the entire six months ended
May 31, 2009. However, the rate at which expenses are accrued during the six months may not be constant and, at any particular point, may be greater or less than the stated average percentage. With respect to Federated International
Equity Fund, although not contractually
obligated to do so, the Adviser and
administrator waived/reimbursed certain amounts.
These are shown below along with the net expenses
Federated International Equity Fund actually paid for the six months ended May
31, 2009.  With respect to Federated International
Leaders Fund and Federated International Leaders Fund
Pro Forma Combined, although not contractually obligated to do so, the Adviser, administrator, distributor and shareholder services provider waived/reimbursed and/or did not charge certain amounts. These are shown below along with the net expenses Federated
International Leaders Fund and Federated International
Leaders Fund Pro Forma Combined actually paid for the six months ended May 31, 2009.
	Total Waivers and Reimbursements of Fund Expenses

 0.34%
0.62%
0.39%
	Total Direct and Acquired Actual Annual
Fund Operating Expenses (after waivers and reimbursements)


2.68%9

2.52%10

2.52%
3  With respect to Federated International
Equity Fund, the Adviser voluntarily waived and
reimbursed a portion of the management fee.
The Adviser can terminate this voluntary
waiver/reimbursement at any time.  The management
fee paid by the Federated International Equity Fund
(after the voluntary waiver/reimbursement)
was 0.70% for the six months
ended May 31, 2009.
4	With respect to Federated International
Leaders Fund and Federated International Leaders
Fund Pro Forma Combined, the Adviser voluntarily
waived and reimbursed a portion of the
management fee.  The Adviser can terminate this
voluntary waiver/reimbursement at any time.  The
management fee paid by Federated International Leaders
Fund and Federated
International Leaders Fund Pro Forma Combined (after the voluntary waiver/reimbursement) was 0.45% and 0.64%, respectively, for the six months ended May 31, 2009.
5 With respect to Federated International Equity Fund, includes a shareholder services fee /account administration fee which is used to compensate intermediaries for shareholder services
or account administrative services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. The administrator voluntarily waived a
portion of its fee. The administrator can terminate this voluntary waiver at any time. Total other expenses paid by Federated International Leaders Fund's
Class C Shares (after the
voluntary waiver) was 1.22% for the six months
ended May 31, 2009.
6	With respect to Federated International Leaders
Fund, includes a shareholder services fee/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. Also
includes a recordkeeping fee which is used to
compensate intermediaries for recordkeeping services.
The administrator voluntarily
waived a portion of its fee. The administrator can terminate this voluntary waiver at any time. Total other expenses paid by Class C Shares of Federated
International Leaders Fund and
Federated International Leaders Fund Pro Forma Combined (after the voluntary waiver) were 1.30% and 1.11%, respectively, for the six months ended May 31, 2009.
7  The Funds' shareholders indirectly bear the expenses
of the acquired funds in which the Funds invest.
The Funds' indirect expenses from investing in the
acquired funds is based upon the
average allocation of the Funds' investment in the
acquired funds and upon the actual total operating
expense of the acquired funds from their most
recent shareholder reports
(including current waivers and expense limitations)
for the six months ended May 31, 2009.  Actual
acquired fund expenses incurred by the Funds may
vary with changes in the allocation
of the Funds' assets invested into the acquired
funds and with other events that directly affect the expenses of the acquired funds.
8    With respect to Federated International Leaders
Fund and Federated International Leaders Fund Pro Forma Combined, the Adviser and its affiliates have voluntarily agreed to waive their
fees and/or reimburse expense so that the total
operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Funds' Class C Shares
(after the voluntary waivers and
reimbursements) will not exceed 2.55% for the
fiscal year ending November 30, 2009. Although these a ctions are voluntary, the Adviser and its affiliates have agreed to continue these
waivers and/or reimbursements at least
through January 31, 2010.
9   Effective May 1, 2009, the voluntary waivers for
Federated International Equity Fund's Class C Shares were decreased, and accordingly, net expenses were increased. Total anticipated direct and acquired annual fund operating expenses
(after anticipated waivers and reimbursement) is expected to be 2.80% for the fiscal year ending November 30, 2009.
10 Effective February 1, 2009, the voluntary waivers for Federated International Leaders Fund's Class
C Shares were decreased, and accordingly, net expenses were increased. Total anticipated direct and acquired annual fund operating expenses (after anticipated waivers and reimbursement) is expected to be 2.55% for the fiscal year ending November 30, 2009.

Example

This example is intended to help you compare the cost of investing in the indicated Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund for the time periods indicated and then redeem all of your shares at the end of those periods.
The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses are before waivers and reimbursements as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


1 Year
3 Years
5 Years
10 Years

Federated International Equity Fund, Class C Shares:




Expenses assuming redemption
$405
$933
$1,587
$3,337
Expenses assuming no redemption
$305
$933
$1,587
$3,337
Federated International Leaders Fund, Class C
Shares:






Expenses assuming redemption
$417
$969
$1,645
$3,448
Expenses assuming no redemption
$317
$969
$1,645
$3,448
Federated International Leaders Fund, Pro Forma
Combined Class C Shares:




Expenses assuming redemption
$394
$901
$1,533
$3,233
Expenses assuming no redemption
$294
$901
$1,533
$3,233



COMPARISON OF POTENTIAL RISKS AND REWARDS:
PERFORMANCE INFORMATION
	FEDERATED INTERNATIONAL EQUITY FUND
	Risk/Return Bar Chart and Table
	The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.


	The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.
	The Fund's Class A Shares total return for the six-month period from January 1, 2009 to June 30, 2009 was 11.07%.
	Within the period shown in the bar chart, the Fund's Class A Shares highest quarterly return was 55.35% (quarter ended December 31, 1999). Its lowest quarterly return was (23.70)%
(quarter ended September 30, 2008).

Average Annual Total Return Table
	The Average Annual Total Returns for the Fund's
Class A Shares, Class B Shares and Class C
Shares are reduced to
reflect applicable sales charges. Return Before Taxes is shown for all classes. In addition, Return After Taxes is shown for the Class A Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Morgan Stanley Capital International (MSCI)
Europe, Australasia and Far East (EAFE) Growth Index (MSCI-EAFE GI), a broad based market index. The MSCI-EAFE
GI is a subset of the MSCI-EAFE Index designed to measure developed market equity performance, excluding the United States and Canada. The MSCI-EAFE GI measures developed market securities classified as growth by MSCI. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.


(For the Periods Ended December 31, 2008)


1 Year

5 Years

10 Years
Class A Shares:






	Return Before Taxes

(48.73)%

(3.60)%

(2.24)%
Return After Taxes on Distributions1

(48.73)%

(3.56)%

(2.77)%
	Return After Taxes on
Distributions and Sale
of Fund Shares1

(31.68)%

(2.97)%

(1.98)%
Class B Shares:






	Return Before Taxes

(49.11)%

(3.66)%

(2.30)%
Class C Shares:






	Return Before Taxes

(46.66)%

(3.26)%

(2.43)%
MSCI-EAFE GI

(42.70)%

1.43%

(1.30)%
1	After-tax returns are calculated using
a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain
(or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any a pplicable state and local taxes. After-tax returns for Class B Shares and Class C Shares will differ from those shown above for Class A Shares.
After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.


	FEDERATED INTERNATIONAL LEADERS FUND
	 Risk/Return Bar Chart and Table
	The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Class A Shares total returns on a calendar year-by-year basis. The Fund changed its investment strategy on September 4, 2003. Until that time, the Fund invested primarily in securities of companies in the financial services industry. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance
(before and after taxes) is no guarantee of future results.


	The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.
	The Fund's Class A Shares total return for the six-month period from January 1, 2009 to June 30, 2009 was 12.91%.
	 Within the periods shown in the bar chart, the Fund's Class A Shares highest quarterly return was 23.78% (quarter ended June 30, 2003).
Its lowest quarterly return was (23.87)%
(quarter ended December 31, 2008).

	Average Annual Total Return Table
	The Average Annual Total Returns for the
Fund's Class A Shares, Class B Shares and Class
C Shares are reduced to
reflect applicable sales charges. Return Before
Taxes is shown for all classes. In addition, Return After Taxes is shown for Class A Shares to illustrate the effect of federal taxes on the Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table shows the Fund's total returns relative to the MSCI-EAFE Value, a broad-based market index. The MSCI-EAFE Value is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. Index returns do not reflect taxes, sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.


 (For the periods ended December 31, 2008)


1 Year
5 Years
10 Years
	Class A Shares:




	Return Before Taxes

	(44.90)%
	0.07%
	3.65%
Return After Taxes on Distributions1

	(45.34)%
	 (0.14)%
	3.20%

Return After Taxes on Distributions and Sale of Fund
Shares1



	(29.19)%

	0.12%

	3.09%
	Class B Shares:




	Return Before Taxes

	(45.26)%
	0.05%
	3.60%
	Class C Shares:




	Return Before Taxes

	(42.68)%
	0.45%
	3.48%
	MSCI-EAFE Value

	(44.09)%
	1.79%
	2.72%


1	After-tax returns are calculated using
a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain
(or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns for Class B and Class C Shares will differ from those shown above for Class A Shares. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.



Management Discussion of Fund Performance

      Attached as Exhibit B to this Prospectus/Proxy
Statement is the Management's
Discussion of Fund Performance and a line graph for the most recent fiscal year for International
Leaders Fund.

FINANCIAL HIGHLIGHTS
The Financial Highlights will help you understand
Federated International Equity Fund's
financial performance for its past five fiscal years.
Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.
This information has been audited by Ernst & Young
LLP, an independent registered public
accounting firm, whose report, along with the Fund's audited financial statements, is included in the Annual Report.
FEDERATED INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS - CLASS A SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


Six Months
Ended
(unaudited)


Year Ended November 30,


5/31/2009


2008


2007


2006


2005


2004

Net Asset Value, Beginning of
Period

$12.68


$25.75


$22.36


$18.10


$16.97


$14.51

Income From Investment
Operations:


















Net investment income (loss)

0.11
1

0.02
1

0.13
1

(0.04
)1

0.07
1

(0.03
)1
Net realized and unrealized gain
(loss) on investments and foreign
currency transactions

2.64


(13.04
)

3.22


4.30


1.06


2.50

TOTAL FROM INVESTMENT
OPERATIONS

2.75


(13.02
)

3.35


4.26


1.13


2.47

Less Distributions:


















Distributions from net investment
income

--


(0.05
)

--


--


--


(0.01
)
Redemption Fees

0.00
2

0.00
2

0.00
2

0.00
2

0.00
2

0.00
2
Regulatory Settlement
Proceeds

-


0.00
2

0.04
3

-


-


-

Net Asset Value, End of Period

$15.43


$12.68


$25.75


$22.36


$18.10


$16.97

Total Return4

21.69
%

(50.66
)%

15.16
%3

23.54
%

6.66
%5

17.02
%6



















Ratios to Average Net Assets:


















Net expenses

1.91
%7

1.87
%

1.73
%

1.73
%

1.71
%8

1.82
%8
Net investment income (loss)

1.73
%7

0.07
%

0.52
%

(0.20
)%

0.42
%

(0.19
)%
Expense waiver/reimbursement9

0.34
%7

0.03
%

0.00
%10

0.00
%10

0.05
%

0.00
%10
Supplemental Data:


















Net assets, end of period (000
omitted)

$94,147


$83,122


$188,119


$197,189


$194,192


$219,439

Portfolio turnover

66
%

187
%

110
%

79
%

113
%

74
%
1	Per share numbers have been calculated
using the average shares method.
2	Represents less than $0.01.
3	During the period, the Fund received a
regulatory settlement from an unaffiliated third
party, which had an impact of 0.18% on the total return.
4	Based on net asset value, which does not
reflect the sales charge, redemption fee or contingent
deferred sales charge, if applicable. Total returns for
periods of less than one year are not
annualized.
5	During the period, the Fund was reimbursed
by an affiliated shareholder services provider, which
had an impact of 0.06% on the total return.
6	During the period, the Fund was reimbursed by
the Adviser, which had an impact of 0.07% on the total return.
7	Computed on an annualized basis.
8	The net expense ratio is calculated without
reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 1.71% and 1.82%
for the years ended November
30, 2005 and 2004, respectively, after taking into account
these expense reductions.
9	This expense decrease is reflected in both the net
expense and the net investment income (loss) ratios shown above.
10	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements


FINANCIAL HIGHLIGHTS - CLASS B SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


Six Months
Ended
(unaudited)


Year Ended November 30,


5/31/2009


2008


2007


2006


2005


2004

Net Asset Value, Beginning of Period

$11.20


$22.87


$20.02


$16.33


$15.44


$13.30

Income From Investment Operations:


















Net investment income (loss)

0.05
1

(0.14
)1

(0.06
)1

(0.18
)1

(0.06
)1

(0.14
)1
Net realized and unrealized gain (loss)
on investments and foreign currency
transactions

2.32


(11.54
)

2.87


3.87


0.95


2.28

TOTAL FROM INVESTMENT
OPERATIONS

2.37


(11.68
)

2.81


3.69


0.89


2.14

Redemption Fees

0.00
2

0.00
2

0.00
2

0.00
2

0.00
2

0.00
2
Regulatory Settlement Proceeds

-


0.01
3

0.04
3

-


-


-

Net Asset Value, End of Period

$13.57


$11.20


$22.87


$20.02


$16.33


$15.44

Total Return4

21.16
%

(51.03
)%3

14.24
%3

22.60
%

5.76
%

16.09
%



















Ratios to Average Net Assets:


















Net expenses

2.67
%5

2.63
%

2.50
%

2.49
%

2.52
%6

2.57
%6
Net investment income (loss)

0.84
%5

(0.72
)%

(0.26
)%

(0.95
)%

(0.39
)%

(0.95
)%
Expense waiver/reimbursement7

0.34
%5

0.03
%

0.00
%8

0.00
%8

0.00
%8

0.00
%8
Supplemental Data:


















Net assets, end of period (000 omitted)

$5,687


$6,088


$25,970


$32,784


$34,732


$39,549

Portfolio turnover

66
%

187
%

110
%

79
%

113
%

74
%

1	Per share numbers have been calculated
using the average shares method.
2	Represents less than $0.01.
3	During the years ended November 30, 2008
and 2007, the Fund received a regulatory settlement
from an unaffiliated third party, which had an
impact of 0.01% and 0.20%, respectively, on the
total return (See Notes to Financial Statements,
Note 10).
4	Based on net asset value, which does not
reflect the sales charge, redemption fee or contingent
deferred sales charge, if applicable. Total returns for
periods of less than one year are not
annualized.
5	Computed on an annualized basis.
6	The net expense ratio is calculated without
reduction for fees paid indirectly for directed brokerage
arrangements. The net expense ratios are 2.52% and
2.57% for the years ended November
30, 2005 and 2004, respectively, after taking into
account these expense reductions.
7	This expense decrease is reflected in both
the net expense and the net investment income
(loss) ratios shown above.
8	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements


FINANCIAL HIGHLIGHTS - CLASS C SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


Six Months
Ended
(unaudited)


Year Ended November 30,


5/31/2009


2008


2007


2006


2005


2004

Net Asset Value, Beginning of Period

$11.05


$22.55


$19.74


$16.10


$15.24


$13.12

Income From Investment Operations:


















Net investment income (loss)

0.05
1

(0.13
)1

(0.06
)1

(0.18
)1

(0.06
)1

(0.13
)1
Net realized and unrealized gain (loss) on investments and foreign currency transactions

2.29


(11.37
)

2.83


3.82


0.92


2.25

TOTAL FROM INVESTMENT OPERATIONS

2.34


(11.50
)

2.77


3.64


0.86


2.12

Redemption Fees

0.00
2

0.00
2

0.00
2

0.00
2

0.00
2

0.00
2
Regulatory Settlement Proceeds

-


0.00
2

0.04
3

-


-


-

Net Asset Value, End of Period

$13.39


$11.05


$22.55


$19.74


$16.10


$15.24

Total Return4

21.18
%

(51.00
)%

14.24
%3

22.61
%

5.64
%

16.16
%
Ratios to Average Net Assets:


















Net expenses

2.67
%5

2.63
%

2.50
%

2.49
%

2.52
%6

2.57
%6
Net investment income (loss)

0.94
%5

(0.69
)%

(0.27
)%

(0.96
)%

(0.38)
%

(0.98)
%
Expense waiver/reimbursement7

0.34
%5

0.03
%

0.00
%8

0.00
%8

0.00
%8

0.00
%8
Supplemental Data:


















Net assets, end of period (000 omitted)

$25,146


$23,632


$63,440


$65,796


$58,892


$64,211

Portfolio turnover

66
%

187
%

110
%

79
%

113
%

74
%

1	Per share numbers have been calculated
using the average shares method.
2 	Represents less than $0.01.
3	During the period, the Fund received a
regulatory settlement from an unaffiliated third
party, which had an impact of 0.20% on the total return.
4	Based on net asset value, which does not
reflect the sales charge, redemption fee or contingent
deferred sales charge, if applicable. Total returns for
periods of less than one year are not
annualized.
5	Computed on an annualized basis.
6	The net expense ratio is calculated without
reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 2.52% and 2.57%
for the years ended November
30, 2005 and 2004, respectively, after taking into account
these expense reductions.
7	This expense decrease is reflected in both the net
expense and the net investment income (loss) ratios shown above.
8	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements


FEDERATED INTERNATIONAL LEADERS FUND
The Financial Highlights will help you understand
Federated International Leaders Fund's
financial performance for its past five fiscal years.
Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.
This information has been audited by Ernst & Young
LLP, an independent registered public
accounting firm, whose report, along with the Fund's audited financial statements, is included in the Annual Report.
FINANCIAL HIGHLIGHTS-CLASS A SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



Six Months
Ended
(unaudited)


Year Ended
November 30,















5/31/2009


2008


2007


2006


2005


2004

Net Asset Value, Beginning of Period

$13.97


$26.04


$23.49


$18.22


$16.33


$15.44

Income From Investment Operations:


















Net investment income (loss)

0.20
1

0.32
1

0.21
1

0.53
1

0.11
1

(0.08
)1
Net realized and unrealized gain (loss)on investments and foreign currency transactions

2.78


(12.22
)

2.82


4.83


2.10


2.49

TOTAL FROM INVESTMENT OPERATIONS

2.98


(11.90
)

3.03


5.36


2.21


2.41

Less Distributions:


















Distributions from net investment income

(0.34
)

(0.17
)

(0.48
)

(0.09
)

--


--

Distributions from net realized gain on
investments and foreign currency transactions

--


--


--


--


(0.32
)

(1.52
)
TOTAL DISTRIBUTIONS

(0.34
)

(0.17
)

(0.48
)

(0.09
)

(0.32
)

(1.52
)
Redemption Fees

0.00
2

0.00
2

0.00
2

0.00
2

0.00
2

0.00
2
Net Asset Value, End of Period

$16.61


$13.97


$26.04


$23.49


$18.22


$16.33

Total Return3

21.72
%

(46.00
)%

13.09
%

29.51
%

13.71
%

16.73
%4



















Ratios to Average Net Assets:


















Net expenses

1.75
%5

1.65
%

1.65
%

1.65
%

1.95
%6

2.47
%
Net investment income (loss)

2.98
%5

1.45
%

0.83
%

2.54
%

0.65
%

(0.54
)%
Expense waiver/reimbursement7

0.62
%5

0.25
%

0.08
%

0.20
%

0.05
%

0.10
%
Supplemental Data:


















Net assets, end of period (000 omitted)

$56,046


$51,749


$115,052


$86,655


$51,204


$41,732

Portfolio turnover

16
%

3
%

12
%

8
%

28
%

56
%
1	Per share numbers have been calculated
using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value, which does
not reflect the sales charge, redemption fee or
contingent deferred sales charge, if applicable.
	Total returns for periods of less than
one year are not annualized.
4	During the year, the Fund was reimbursed
by the Adviser, which had an impact of 0.07%
on the total return.
5	Computed on an annualized basis.
6	The net expense ratio is calculated without
reduction for fees paid indirectly for directed
brokerage arrangements. The net expense ratio is 1.95%
for the year ended November 30, 2005 after
taking into account this expense reduction.
7	This expense decrease is reflected in both the
net expense and the net investment income
(loss) ratios shown above.
See Notes which are an integral part of the Financial Statements



FINANCIAL HIGHLIGHTS-CLASS B SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



Six Months
Ended
(unaudited)


Year Ended
November 30,















5/31/2009


2008


2007


2006


2005


2004

Net Asset Value, Beginning of Period

$13.12


$24.49


$22.14


$17.22


$15.56


$14.89

Income From Investment Operations:


















Net investment income (loss)

0.12
1

0.13
1

0.02
1

0.36
1

(0.02
)1

(0.18
)1
Net realized and unrealized gain
(loss) on investments
and foreign currency transactions

2.65


(11.50
)

2.66


4.56


2.00


2.37

TOTAL FROM INVESTMENT OPERATIONS

2.77


(11.37
)

2.68


4.92


1.98


2.19

Less Distributions:


















Distributions from net investment income

(0.12
)

--


(0.33
)

--


--


--

Distributions from net realized gain on
investments and foreign currency transactions

--


--


--


--


(0.32
)

(1.52
)
TOTAL DISTRIBUTIONS

(0.12
)

--


(0.33
)

--


(0.32
)

(1.52
)
Redemption Fees

0.00
2

0.00
2

0.00
2

0.00
2

0.00
2

0.00
2
Net Asset Value, End of Period

$15.77


$13.12


$24.49


$22.14


$17.22


$15.56

Total Return3

21.27
%

(46.43
)%

12.23
%

28.57
%

12.89
%

15.78
%4



















Ratios to Average Net Assets:


















Net expenses

2.49
%5

2.40
%

2.40
%

2.40
%

2.70
%6

3.22
%
Net investment income (loss)

1.87
%5

0.64
%

0.06
%

1.80
%

(0.12
)%

(1.27
)%
Expense waiver/reimbursement7

0.63
%5

0.23
%

0.08
%

0.20
%

0.05
%

0.10
%
Supplemental Data:


















Net assets, end of period (000 omitted)

$11,151


$12,837


$46,055


$46,604


$34,834


$35,867

Portfolio turnover

16
%

3
%

12
%

8
%

28
%

56
%
1	Per share numbers have been calculated
using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value, which does not
reflect the sales charge, redemption fee or contingent
deferred sales charge, if applicable.
	Total returns for periods of less than one
year are not annualized.
4	During the year, the Fund was reimbursed by
the Adviser, which had an impact of less than 0.01%
on the total return.
5	Computed on an annualized basis.
6	The net expense ratio is calculated without
reduction for fees paid indirectly for directed brokerage
arrangements. The net expense ratio is 2.70% for the
year ended November 30, 2005 after
taking into account this expense reduction.
7	This expense decrease is reflected in both the
net expense and the net investment income
(loss) ratios shown above.
See Notes which are an integral part of the Financial Statements


FINANCIAL HIGHLIGHTS-CLASS C SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



Six Months
Ended
(unaudited)


Year Ended
November 30,















5/31/2009


2008


2007


2006


2005


2004

Net Asset Value, Beginning of Period:

$13.15


$24.55


$22.20


$17.27


$15.60


$14.92

Income From Investment Operations:


















Net investment income (loss)

0.14
1

0.14
1

0.02
1

0.36
1

(0.01
)1

(0.18
)1
Net realized and unrealized gain (loss) on investments and foreign currency transactions

2.63


(11.54
)

2.67


4.57


2.00


2.38

TOTAL FROM INVESTMENT OPERATIONS

2.77


(11.40
)

2.69


4.93


1.99


2.20

Less Distributions:


















Distributions from net investment income

(0.16
)

--


(0.34
)

--


--


--

Distributions from net realized gain on investments and foreign currency transactions

--


--


--


--


(0.32
)

(1.52
)
TOTAL DISTRIBUTIONS

(0.16
)

--


(0.34
)

--


(0.32
)

(1.52
)
Redemption Fees

0.00
2

0.00
2

0.00
2

0.00
2

0.00
2

0.00
2
Net Asset Value, End of Period

$15.76


$13.15


$24.55


$22.20


$17.27


$15.60

Total Return3

21.28
%

(46.44
)%

12.27
%

28.55
%

12.92
%

15.82
%4



















Ratios to Average Net Assets:


















Net expenses

2.50
%5

2.39
%

2.39
%

2.40
%

2.70
%6

3.22
%
Net investment income (loss)

2.24
%5

0.68
%

0.09
%

1.82
%

(0.06
)%

(1.26
)%
Expense waiver/reimbursement7

0.62
%5

0.24
%

0.08
%

0.20
%

0.05
%

0.10
%
Supplemental Data:


















Net assets, end of period (000 omitted)

$5,988


$5,474


$14,662


$11,911


$7,455


$5,498

Portfolio turnover

16
%

3
%

12
%

8
%

28
%

56
%
1	Per share numbers have been calculated
using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value, which does not
reflect the sales charge, redemption fee or contingent
deferred sales charge, if applicable.
	Total returns for periods of less than one
year are not annualized.
4	During the year, the Fund was reimbursed by
the Adviser, which had an impact of less than 0.01%
on the total return.
5	Computed on an annualized basis.
6	The net expense ratio is calculated without
reduction for fees paid indirectly for directed
brokerage arrangements. The net expense ratio is 2.70%
for the year ended November 30, 2005 after
taking into account this expense reduction.
7	This expense decrease is reflected in both the
net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements


INVESTMENT ADVISER
       The investment adviser for both Funds is Federated Global Investment Management Corp.
(previously defined as the "Adviser"). The Board of each Fund selects and oversees the Adviser. The
Adviser manages the Funds' assets, including buying and selling portfolio securities. The Adviser is registered as an investment adviser under the Investment
Advisers Act of 1940. The address of the Adviser is 450 Lexington Avenue, Suite 3700,
New York, NY 10017-3943.
       The Adviser and other subsidiaries of
Federated advise approximately 149 equity, fixed-income, and money market mutual funds as well as a variety of other pooled investment vehicles and customized separately managed accounts, which totaled approximately
$407 billion in assets as of December 31, 2008. Federated was established in 1955 and is one of the largest investment managers in the United
States with approximately 1,380 employees. Federated provides investment products to nearly 5,300 investment professionals and institutions.
PORTFOLIO MANAGER INFORMATION
International Equity Fund
	The following individual serves as portfolio manager for International Equity Fund:
Richard Winkowski
       Richard Winkowski has been the Fund's Portfolio
Manager since January 2003. Mr. Winkowski joined Federated as a Senior Investment Analyst in April 1998. He became an Assistant Vice President of the Fund's Adviser in July 1999 and became a Vice
President of the Fund's Adviser in July 2000. He served as a Senior Research Analyst with Union Bank of Switzerland from October 1997 through March
1998. He was employed with American Express
Financial Corp. as a Statistical Analyst from 1994 through January 1995 and then as a Portfolio Manager
Assistant until September 1997. Mr. Winkowski earned his B.A. from the University of Wisconsin.
       The Fund's SAI provides additional information about the Portfolio Manager's compensation, management of other accounts, and ownership of securities in the Fund.
International Leaders Fund
       	The following individuals serve as portfolio managers for International Leaders Fund:
Marc Halperin
       Marc Halperin joined the Fund's Adviser as a Portfolio Manager and a Vice President in 1998 and has been a Portfolio Manager of the Fund since
September 1998. Mr. Halperin served as Associate
Director/Portfolio Manager at UOB Asset Management from 1996 through August 1998. From 1993 through 1995, Mr. Halperin was Vice President, Asian
Equities, at Massachusetts Financial Services Co.
Mr. Halperin earned his M.A. with a major in Municipal
Finance from the University of Illinois.
Richard Winkowski
       Richard Winkowski has been the Fund's Portfolio
Manager since July 2009. Mr. Winkowski
joined Federated as a Senior Investment Analyst in April 1998. He became an Assistant Vice President of the Fund's Adviser in July 1999 and became a Vice
President of the Fund's Adviser in July 2000. He served as a Senior Research Analyst with Union Bank of Switzerland from October 1997 through March
1998. He was employed with American Express
Financial Corp. as a Statistical Analyst from 1994 through January 1995 and then as a Portfolio Manager
Assistant until September 1997. Mr. Winkowski earned his B.A. from the University of Wisconsin.
       The Fund's SAI provides additional information about the Portfolio Managers' compensation, management of other accounts, and ownership of securities in the Fund.
ADVISORY FEES, SERVICE FEES, SHAREHOLDER
FEES AND OTHER EXPENSES
Investment Advisory Fees
       The Adviser receives an annual investment advisory fee of 1.00% average daily net assets of both
Funds. A discussion of the Board's review of each Fund's investment advisory contract is available in its Annual Report dated November 30, 2008 and in its
Semi-Annual Report dated May 31, 2009.
Administrative Fees
       Federated Administrative Services ("FAS"), an affiliate of the Adviser, serves as administrator to International Equity Fund and International Leaders
Fund and provides certain administrative personnel and services as necessary. FAS provides these services at an annual rate based on the average aggregate daily net assets of the Funds and most of the other
Federated funds advised by the Adviser or its affiliates.
The rate charged by FAS is based on a scale that ranges from 0.150% on the first $5 billion of average aggregate daily nets assets to 0.075% on assets over $20 billion. FAS' minimum annual administrative fee with respect to each Fund is $150,000 per portfolio and $40,000 per each additional class of shares.
FAS may choose to voluntarily waive a portion of its fee.
       The Funds and their affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Funds.
Service Fees
       Either Fund may pay a Service Fee of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services
Company (FSSC), a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts. Intermediaries that receive
Services Fees may include a company affiliated with management of Federated. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration
Fees on that same account.
Account Administration Fees
       The Funds may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Funds and shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.
Rule 12b-1 Fees
       Both Funds have adopted a Rule 12b-1 Plan, which allows payment of marketing fees of up to 0.25% of average net assets on International Leaders
Fund's Class A Shares and 0.75% of average net assets of each Fund's Class B and Class C Shares to the Distributor for the sale, distribution, administration and customer servicing of the of the applicable shares. Class A Shares of International
Equity Fund does not have a Rule 12b-1 fee. When the Distributor receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.
Recordkeeping Fees
       The Funds may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders.
If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive
Account Administration Fees or Networking Fees on that same account.
Networking Fees
       The Funds may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives
Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.
Additional Payments to Financial Intermediaries
       The Distributor may pay out of its own
resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to the Funds' shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Funds to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Funds' prospectuses and described above because they are not paid by the Funds.
       These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments made by the Funds to the financial intermediary under a Rule 12b-1 Plan and/or Service Fees arrangement. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the Funds in various ways within the financial intermediary's organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.



INFORMATION ABOUT THE REORGANIZATION
DESCRIPTION OF THE PLAN OF REORGANIZATION
       The Plan provides for the Reorganization to occur on the Closing Date, which is expected to be on or after November 13, 2009. On the Closing Date, all of the assets except for certain deferred or prepaid expenses which are not expected to be material in amount of International Equity Fund will be transferred to International Leaders Fund. In exchange for the transfer of these assets, International
Leaders Fund will simultaneously issue to International
Equity Fund a number of full and fractional Class
A Shares, Class B Shares and Class C Shares of International Leaders Fund equal in value to the aggregate NAV of the Class A, Class B Shares and Class
C Shares, respectively, of International Equity
Fund calculated as of 4:00 p.m. on the Closing Date.
       The value of International Equity Fund's assets to be acquired by International Leaders Fund shall be the value of such assets at the closing on the Closing Date of the Reorganization using the valuation procedures set forth in International Leaders
Fund's Articles of Incorporation and its current
Prospectus and SAI, or such other valuation procedures as International Equity Fund and International
Leaders Fund shall mutually agree. Each Fund's valuation procedures are the same; for example, the Funds generally value equity securities according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market). If prices are not available from an independent pricing service, securities traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the security as provided by an investment dealer or other financial institution that deals in the security.
       International Equity Fund will discharge all of its liabilities and obligations prior to consummation of the Reorganization. Following the transfer of its assets in exchange for Class A Shares, Class B Shares and Class C Shares of International
Leaders Fund, International Equity Fund will distribute the Class A Shares, Class B Shares and
Class C Shares of International Leaders Fund pro rata to shareholders of record of Class A Shares, Class B Shares and Class C Shares, of International Equity
Fund, respectively, in complete liquidation of International Equity Fund. Shareholders of International
Equity Fund owning shares at the closing on the Closing
Date of the Reorganization will receive a number of Class A Shares, Class B Shares and Class C
Shares, respectively, of International Leaders
Fund with the same aggregate value as the shareholder had in International Equity Fund immediately before the Reorganization. This distribution will be accomplished by the establishment of accounts in the names of International Equity Fund's shareholders on the share records of International Leaders Fund's transfer agent. International Leaders Fund does not issue share certificates to shareholders.
       Following the consummation of the Reorganization, International Equity Fund will then be terminated. International Series, Inc. will amend its Articles of Incorporation to remove International
Equity Fund as a series of the International Series, Inc.
       The transfer of shareholder accounts from International Equity Fund to International Leaders
Fund will occur automatically. It is not necessary for International Equity Fund shareholders to take any action to effect the transfer. Please do not attempt to make the transfer yourself. If you do so, you may disrupt the management of the Funds' portfolios.
       The Plan contains customary representations, warranties and conditions. The Plan provides that the consummation of the Reorganization is conditioned upon, among other things: (i) approval of the Reorganization by International Equity Fund's shareholders; and (ii) the receipt of an opinion to the effect that the Reorganization will be tax-free to International Equity Fund, its shareholders and International
Leaders Fund. The Plan may be terminated if, before the Closing Date, any of the required conditions have not been met, the representations and warranties are not true or the Board's determine that the Reorganization is not in the best interest of the shareholders of International Equity Fund or International Leaders Fund, respectively.

COSTS OF THE REORGANIZATION
       The expenses of the Reorganization will be paid by the International Equity Fund, the International Leaders Fund, the Adviser or its affiliates. Reorganization expenses include expenses associated with the preparation and filing of this Prospectus/Proxy Statement; postage; printing;
accounting fees; legal fees incurred by each Fund;
proxy solicitation costs; and other related administrative or operational costs. International
Equity Fund will pay for the direct proxy expenses (e.g. printing, mailing, solicitation and tabulation expenses) estimated to be approximately $103,000 (however, existing voluntary waivers will ultimately reduce the expenses actually borne by the International Equity
Fund and because of such waivers, the expenses charged to the International Equity Fund are not estimated to result in a reduction of net asset value).
The International Leaders Fund will pay registration fees on an as incurred basis. The Adviser will pay legal, accounting and other expenses related to the Reorganization, estimated to be $40,000. Any brokerage charges associated with the purchase or disposition of portfolio securities by the International Equity Fund prior to the Reorganization will be borne by the International Equity Fund in an amount of up to approximately $225,000.
        The foregoing brief summary of the Plan is qualified in its entirety by the terms and provisions of the Plan, a form of which is attached hereto as Exhibit A. DESCRIPTION OF INTERNATIONAL LEADERS FUND'S SHARE CLASSES
AND CAPITALIZATION
       Class A Shares, Class B Shares and Class C Shares of International Leaders Fund to be issued to shareholders of International Equity Fund's Class A Shares, Class B Shares and Class C Shares, respectively, under the Plan will be fully paid and non-assessable when issued, transferable without restriction and will have no preemptive or conversion rights. Reference is hereby made to the prospectus of International Leaders Fund provided herewith for additional information about Class A Shares, Class B
Shares and Class C Shares of International Leaders Fund.
       	The following tables sets forth the unaudited capitalization of International Equity Fund's and International Leaders Fund's Class A Shares, Class
B Shares and Class C Shares as of May 31, 2009 and on a pro forma combined basis after giving effect to the Reorganization as of that date:




Fund

Total Net Assets

Shares
Outstanding
Net Asset Value
Per Share
Federated International Equity
Fund  - Class A Shares

$94,147,346

6,102,779

$15.43
Reorganization costs
(84,868)


Share Adjustments

(439,776)

Federated International
Leaders Fund - Class A Shares

$56,046,236

3,373,428

$16.61
Federated International
Leaders Fund, Pro Forma
Combined - Class A Shares

$150,108,714

9,036,431

$16.61




Federated International Equity
Fund  - Class B Shares

$5,687,015

419,085

$13.57
Reorganization costs
(5,126)


Share Adjustments

(58,788)

Federated International
Leaders Fund - Class B Shares

$11,150,640

706,878

$15.77
Federated International
Leaders Fund, Pro Forma
Combined - Class B Shares


$16,832,529


1,067,175


$15.77




Federated International Equity
Fund  - Class C Shares

$25,145,766

1,878,631

$13.39
Reorganization costs
(22,667)


Share Adjustments

(284,526)

Federated International
Leaders Fund - Class C Shares

$5,987,966

379,899

$15.76
Federated International
Leaders Fund, Pro Forma
Combined - Class C Shares

$31,111,065

1,974,004

$15.76


FEDERAL TAX CONSEQUENCES
       As a condition to the Reorganization,
International Equity Fund and International Leaders Fund
will receive an opinion of counsel to the effect that,
on the basis of the existing provisions of the Internal
Revenue Code of 1986, as amended (the "Code"),and current
administrative rules and court decisions, for
federal income tax purposes:
*	the Reorganization as set forth in the Plan will
constitute a tax-free reorganization under
section 368(a) of the Code, and International Equity Fund
and International Leaders Fund
each will be a "party to a reorganization" within the
meaning of section 368(b) of the
Code;
*	no gain or loss will be recognized by
International Leaders Fund upon its receipt of
International Equity Fund's assets in exchange for
Class A Shares, Class B Shares and
Class C Shares of International Leaders Fund;
*	no gain or loss will be recognized by International
Equity Fund upon transfer of its assets
to International Leaders Fund in exchange for International
Leaders Fund Class A Shares,
Class B Shares and Class C Shares or upon the distribution
of International Leaders
Fund's shares to International Equity Fund's shareholders
in exchange for their Class A
Shares, Class B Shares and Class C Shares, respectively;
*	no gain or loss will be recognized by shareholders
of International Equity Fund upon
exchange of their Class A Shares, Class B Shares and
Class C Shares for Class A Shares,
Class B Shares and Class C Shares, respectively, of
International Leaders Fund;
*	the aggregate tax basis of the Class A Shares,
Class B Shares and Class C Shares of
International Leaders Fund received by each
shareholder of International Equity Fund
pursuant to the Plan will be the same as the aggregate
tax basis of the shares of
International Equity Fund held by such shareholder
immediately prior to the
Reorganization;
*	the holding period of International Leaders
Fund's Class A Shares, Class B Shares and
Class C Shares received by each shareholder of
International Equity Fund pursuant to the
Plan will include the period during which International
Equity Fund Class A Shares,
Class B Shares and Class C Shares, respectively,
exchanged therefor were held by such
shareholder, provided the shares of International
Equity Fund were held as capital assets
on the date of the Reorganization;
*	the tax basis of the assets of International
Equity Fund acquired by International Leaders
Fund will be the same as the tax basis of such assets
to International Equity Fund
immediately prior to the Reorganization; and
*	the holding period of International Equity Fund's
assets in the hands of International
Leaders Fund will include the period during which those assets were held by
International Equity Fund.
	The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on International Leaders Fund, International
Equity Fund or International Equity
Fund's shareholders with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

       Shareholders of International Equity Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the Reorganization.
       Before the Reorganization, International Equity Fund may distribute ordinary income and realized capital gains, if any, to shareholders. Please see the Tax Consequences table under "Summary-
Tax Consequences" for more information.
COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS
       Both International Series, Inc. and Federated World
Investment Series, Inc. ("World Investment
Series") (collectively "Corporations") are open-end, management investment companies. Both
Corporations were established under the laws of the State of Maryland. The rights of shareholders of International Equity Fund and International Leaders Fund are defined by the respective Funds' Articles of Incorporation, as applicable, and Bylaws. The chart below describes some of the differences between your rights as a shareholder of International Equity
Fund and your rights as a shareholder of International
Leaders Fund.
CATEGORY
INTERNATIONAL EQUITY
FUND
INTERNATIONAL LEADERS
FUND
Preemptive Rights
None
None
Preferences
None
None
Appraisal Rights
None
None
Conversion Rights
None
None
Exchange Rights
(other than the
right to exchange
for shares of the
same class of other
Federated mutual
funds as provided
in the Funds'
prospectuses)
None
None
Minimum Account
Size
Class A Shares - $1,500
Class B Shares - $1,500
Class C Shares - $1,500
Same
Annual Meetings
Not required
Same
Right to Call
Shareholder
Meetings
Shall be called by the Secretary
whenever ordered by the
Chairman, any Director, or as
requested in writing by
shareholders entitled to cast at
least 10% of the voting shares
entitled to be cast at the meetings.
Same
Notice of Meetings
The Secretary shall give not less
than ten nor more than 90 days'
notice of the meeting.
Same



CATEGORY
INTERNATIONAL EQUITY
FUND
INTERNATIONAL LEADERS
FUND
Record Date For
Meetings
The Board of Directors may fix in
advance a date as the record date
for the purpose of determining
Shareholders of a Series or Class
entitled to notice of or to vote at
any Meeting of Shareholders or
Shareholders to receive payment
of any dividend.  Such date shall
in any case not be more than 90
days and in case of a Meeting of
Shareholders not less than 10 days
prior to the date on which the
particular action requiring such
determination of Shareholders is
to be taken.
The Board of Directors may fix in
advance a date as the record date
for the purpose of determining
Shareholders entitled to notice of
or to vote at any Meeting of
Shareholders or Shareholders
entitled to receive payment of any
dividend or be allotted any other
rights.  Subject to the provisions
of Article I, Sections 5 and 6, with
respect to adjournments, such date
shall in any case not be more than
90 days and in case of a Meeting
of Shareholders not less than l0
days prior to the date on which the
particular action requiring such
determination of Shareholders is
to be taken.
Quorum for
Meetings
The presence in person or by
proxy of holders of one-third of
the shares of stock of the
Corporation entitled to vote
without regard to class shall
constitute a quorum at any
meeting of the shareholders,
except with respect to any matter
which by law requires the
approval of one or more classes of
stock, in which case the presence
in person or by proxy of the
holders of one-third of the shares
of stock of each class entitled to
vote on the matter shall constitute
a quorum.
The presence in person or by
proxy of holders of one-third of
the shares of stock of the
Corporation entitled to vote
without regard to class shall
constitute a quorum at any
meeting of the shareholders,
except with respect to any matter
which by law requires the separate
approval of one or more classes of
stock, in which case the presence
in person or by proxy of the
holders of one-third of the shares
of stock of each class entitled to
vote separately on the matter shall
constitute a quorum.

Vote Required for
Election of
Trustees/Directors
Except as otherwise provided by
law, any vacancy occurring in the
Board of Directors for any cause
other than by reason of an increase
in the number of Directors may be
filled by a majority of the
remaining members of the Board
or Directors although such
majority is less than a quorum and
any vacancy occurring by reason
of an increase in the number of
Directors may be filled by action
of a majority of the entire Board
of Directors.
Same

Adjournment of
Meetings
In the absence of a quorum at any
meeting, a majority of those
Shareholders present in person or
by proxy may adjourn the meeting
from time to time to a date not
later than 120 days after the
original record date without
further notice other than by
announcement to be given at the
meeting until a quorum, as above
defined, shall be present.
Same



Category
INTERNATIONAL EQUITY
FUND
INTERNATIONAL LEADERS
FUND
Removal of
Directors by
Shareholders
At any meeting of Shareholders
duly called for purpose of
removing a director, any Director
may by the vote of a majority of
all of the Shares entitled to vote be
removed from office.
Same
Personal Liability
of Officers and
Trustees/Directors
Directors and officers of the
Corporation shall be liable for
their willful misfeasance, bad
faith, gross negligence or reckless
disregard of the duties involved in
the conduct of the office of
Director or officer, as the case
may be, and for nothing else.
Same
Personal Liability
of Shareholders
Under Maryland corporate law no
personal liability passes through to
shareholders of the fund.  Under
Maryland corporate law, there is
generally no shareholder liability
for acts or obligations of the
corporation.

Same



Category
INTERNATIONAL EQUITY
FUND
INTERNATIONAL LEADERS
FUND
Rights of
Inspection
Under the General Laws of the
State of Maryland, the by-laws
and the minutes must be available
for inspection by shareholders.
Maryland law provides that one or
more persons who together are
shareholders of at least 5% of the
outstanding shares of the
corporation for at least six months
may inspect the Fund's books of
account and stock ledger,
statement of the corporation's
affairs, and present to any officer
or resident agent a written request
for a list of the Maryland Fund's
shareholders.



Same
Liquidation and
Dissolution
Maryland law requires
shareholder approval to dissolve a
fund.  To circumvent the
shareholder approval requirement,
the Directors can first redeem all
of the outstanding shares of the
fund.  The Directors can redeem
the shares without shareholder
approval, and once the shares have
been redeemed, the Directors can
liquidate the series or class
without shareholder approval.
Also, in the event that no shares of
a class or series are outstanding, a
majority of the Directors may vote
to liquidate any class or series
without shareholder approval.



Same
Number of
Authorized Shares;
Par Value
5,000,000,000 shares of common
stock, par value $.0001 per share,
with an aggregate par value of
$500,000.
3,000,000,000 shares of common
stock, par value $0.001 per share,
with an aggregate par value of
$3,000,000.



INFORMATION ABOUT INTERNATIONAL EQUITY FUND
AND INTERNATIONAL LEADERS FUND
WHERE TO FIND ADDITIONAL INFORMATION
       Information about International Equity Fund is included in its Prospectus and its SAI dated
January 31, 2009, each of which is incorporated herein by reference. Information about International
Leaders Fund is included in its Prospectus and its SAI dated January 31, 2009, each of which is incorporated herein by reference. A copy of the Prospectus for International Leaders Fund accompanies this Prospectus/Proxy Statement. Copies of the SAI of International Leaders Fund, the Prospectus and
SAI of International Equity Fund and the SAI dated
August 28, 2009 relating to this Prospectus/Proxy
Statement, all of which have been filed with the SEC, may be obtained without charge by contacting the Funds at 1-800-341-7400 or by writing to Federated Investors Funds, 4000 Ericsson Drive Warrendale,
PA 15086-7561. The Prospectuses and SAIs of International Equity Fund and International Leaders Fund are also available electronically at Federated's website at FederatedInvestors.com.
       Federated World Investment Series, Inc. and
International Series, Inc. are subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act, and in accordance therewith file reports and other information with the SEC. Reports, proxy and information statements and other information filed by World Investment Series, Inc., on behalf of
International Leaders Fund and by the International Series, Inc., on behalf of International Equity Fund, can be obtained by calling or writing the Funds and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and
Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC's website (www.sec.gov).
LEGAL PROCEEDINGS
       Since October 2003, Federated and related entities (collectively, "Federated"), and various
Federated funds ("Funds"), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998.
The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three
Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company
("FIMC"), an SEC-registered investment
adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds' board; and that Federated Shareholder Services
Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York
State law. Federated entered into the settlements without admitting or denying the regulators' findings. As
Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless (i) at least 75% of the fund's directors are independent of Federated, (ii) the chairman of each such fund is independent of Federated, (iii) no action may be taken by the fund's board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively, and (iv) the fund appoints a "senior officer" who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated's announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated's website at FederatedInvestors.com.
       Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.
       The Boards of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds. ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING
        Proxies are being solicited by the Equity Board.
The proxies will be voted at the special meeting of shareholders of International Equity Fund to be held at 2:00 p.m. (Eastern Time) on Wednesday,
October 21, 2009, at 4000 Ericsson Drive Warrendale,
PA 15086-7561 (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting").
       The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the International Equity Fund. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Adviser or its affiliates or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, through Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form. International Series, Inc. may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.
       The purpose of the Special Meeting is set forth in the accompanying Notice. The Equity Board knows of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Prospectus/Proxy
Statement and the enclosed proxy card are expected to be mailed on or about September 2, 2009, to shareholders of record at the close of business on August 20, 2009 (the "Record Date").
       International Equity Fund's Annual Report, which includes audited financial statements for its fiscal year ended November 30 2008, and its Semi-Annual
Report containing unaudited financial
statements for the six-month period ended May 31, 2009, were previously mailed to shareholders of International Equity Fund. International Equity Fund will promptly provide, without charge and upon request, to each person to whom this Prospectus/Proxy
Statement is delivered, a copy of its Annual
Report and/or the Semi-Annual Report.  Requests for
Annual Reports or Semi-Annual Reports for
International Equity Fund may be made by writing to the Fund's principal executive offices or by calling the toll-free telephone number, 1-800-341-7400.
The principal executive office for both Funds is located at Federated Investors Funds, 4000 Ericsson Drive
Warrendale, PA 15086-7561. The reports are also available electronically at Federated's website at FederatedInvestors.com.
PROXIES, QUORUM AND VOTING AT SPECIAL MEETING
       Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting.
Each share of International Equity Fund is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. The votes of shareholders of International Leaders Fund are not being solicited since their approval is not required in order to effect the Reorganization.
       Any person given a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the International
Series, Inc. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies.
If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of approval of the Agreement and Plan of Reorganization.
       In order to hold the Special Meeting, a "quorum" of shareholders of International Equity Fund must be present. One-third of the shares entitled to vote shall constitute a quorum.
       Shareholder approval with respect to the proposal requires the affirmative vote of "a majority of the outstanding voting securities" as defined in the 1940 Act. This vote requires the lesser of (A) 67% or more of the shares of International Equity Fund present at the meeting, if the shareholders of more than 50% of the outstanding shares of International Equity
Fund are present or represented by proxy; or
(B) more than 50% of the outstanding shares of International Equity Fund.
       For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposal.
       If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting from time to time to a date not later than 120 days after the original record date without further notice other than by announcement to be given at the meeting until a quorum is met. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special
Meeting to permit further solicitations of proxies with respect to the proposal without further notice other than by announcement to be given at the meeting. All such adjournments will require the affirmative vote of a plurality of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote. A shareholder vote may be taken on the proposal in this Prospectus/Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.
SHARE OWNERSHIP OF THE FUNDS
       The following table shows the amount of outstanding shares and shares entitled to vote for International Equity Fund as of the Record Date.


Share Ownership of the Fund
Issuer
Share Class
Outstanding Shares
Number of Shares
Entitled to Vote
Federated International
Equity Fund
Class A Shares
5,985,274
5,985,274
Federated International
Equity Fund
Class B Shares
380,563
380,563
Federated International
Equity Fund
Class C Shares
1,821,682
1,821,682

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Class A
Shares of International Equity Fund:
Edward Jones & Co., Maryland Heights, MO, owned approximately 862,267 shares (14.40%);
Paychex Securities Corporation, W. Henrietta, NY, owned approximately 817,404 shares
(13.65%); Emjay Corporation, Greenwood Village, CO, owned approximately 769,864 shares
(12.86%); and MLPF&S, Jacksonville, FL, owned approximately 503,560 shares (8.41%).
At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Class B Shares of International Equity Fund:
Pershing LLC, Jersey City, NJ, owned approximately 42,957 shares (11.29%); Edward Jones &
Co., Maryland Heights, MO, owned approximately 36,056 shares (9.47%); Special Custody
Account for the Exclusive Benefit of Customer, Glen Allen, VA, owned approximately 32,247 shares (8.47%); and MLPF&S, Jacksonville, FL, owned approximately 25,752 shares (6.77%).
At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding Class C
Shares of International Equity Fund:
MLPF&S, Jacksonville, FL, owned approximately
1,410,444 shares (77.43%).
Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

       The following table shows the amount of
outstanding shares for International
Leaders Fund as of
the Record Date.


Share Ownership of the Fund
Issuer
Share Class
Outstanding Shares
Federated International
Leaders Fund
Class A Shares
3,337,297
Federated International
Leaders Fund
Class B Shares
656,278
Federated International
Leaders Fund
Class C Shares
387,880

At the close of business on the Record Date,
the following persons owned, to the knowledge of
management, more than 5% of the outstanding
Class A Shares of International Leaders Fund:
Edward Jones & Co., Maryland Heights, MO,
owned approximately 1,439,678 shares (43.14%);
and Pershing LLC, Jersey City, NJ, owned
approximately 204,161 shares (6.12%).
At the close of business on the Record Date,
the following persons owned, to the knowledge of
management, more than 5% of the outstanding Class
B Shares of International Leaders Fund:
Edward Jones & Co., Maryland Heights, MO,
owned approximately 184,897 shares (28.17%);
Special Custody Account for the Exclusive
Benefit of Customer, Glen Allen, VA, owned
approximately 109,703 shares (16.72%); and
Pershing LLC, Jersey City, NJ, owned
approximately 59,834 shares (9.12%).
At the close of business on the Record Date,
the following persons owned, to the knowledge of
management, more than 5% of the outstanding Class
C Shares of International Leaders Fund:
Pershing LLC, Jersey City, NJ, owned approximately
51,216 shares (13.20%);  Special Custody
Account for the Exclusive Benefit of Customer,
Glen Allen, VA, owned approximately 48,049
shares (12.39%);  Citigroup Global Markets Inc.,
New York, NY, owned approximately 33,636
shares (8.67%);  Edward Jones & Co., Maryland
Heights, MO, owned approximately 31,552
shares (8.13%); and MLPF&S, Jacksonville, FL,
owned approximately 31,068 shares (8.01%).
Shareholders owning 25% or more of outstanding
Shares may be in control and be able to affect
the outcome of certain matters presented
for a vote of shareholders.
INTERESTS OF CERTAIN PERSONS
       Each Fund is managed by the Adviser.
The Adviser is a subsidiary of Federated.  All of the
voting securities of Federated are owned by a
Corporation, the Directors of which are John F. Donahue,
his wife and his son, J. Christopher Donahue.  J
ohn F. Donahue and J. Christopher Donahue currently
serve as directors of the Corporations.
OTHER MATTERS AND DISCRETION OF ATTORNEYS
NAMED IN THE PROXY
       International Equity Fund is not required,
and does not intend, to hold regular annual meetings of
shareholders.  Shareholders wishing to submit proposals
for consideration for inclusion in a Proxy
Statement for the next meeting of shareholders should
send their written proposals to International
Leaders Fund, Federated Investors Funds, 4000 Ericsson
Drive Warrendale, PA 15086-7561, so that they
are received within a reasonable time before
any such meeting.
       No business other than the matters described
above is expected to come before the Special
Meeting, but should any other matter requiring a vote
of shareholders arise, including any question as to
an adjournment or postponement of the Special Meeting,
the persons named on the enclosed proxy card
will vote on such matters according to their best
judgment in the interests of
International Equity Fund.
SHAREHOLDERS ARE REQUESTED TO COMPLETE,
DATE AND SIGN THE
ENCLOSED PROXY CARD AND RETURN IT IN THE
ENCLOSED ENVELOPE,
WHICH NEEDS NO POSTAGE IF MAILED IN
THE UNITED STATES.
By Order of the Board of Directors,
/s/ John W. McGonigle
John W. McGonigle, Secretary
August 28, 2009


Exhibit A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

       THIS AGREEMENT AND PLAN OF REORGANIZATION
(the "Agreement") is made as of this
28th day of August, 2009, by and between Federated
World Investment Series, Inc., a Maryland corporation, with its principal place of business at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (the "Federated Corporation"), with respect to its Federated International Leaders Fund (formerly, Federated International Value Fund) (the "Acquiring Fund"), a series of the Federated Corporation, and Federated International Series, Inc. , a Maryland corporation with its principal place of business at 4000 Ericsson
Drive, Warrendale, PA 15086-7561 (the "Corporation"), with respect to its Federated International Equity
Fund, a series of the Corporation ("Acquired Fund" and, collectively with the Acquiring Fund, the "Funds").
       This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368 of the United States Internal Revenue
Code of 1986, as amended (the "Code") and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of the Acquired Fund (which offers Class
A Shares, Class B Shares and Class C Shares) in exchange for shares (Class A Shares, Class B Shares and Class C Shares, respectively), no par value per share, of the Acquiring Fund ("Acquiring Fund Shares");
and (ii) the distribution of the Acquiring Fund
Shares (Class A Shares, Class B Shares and Class C Shares) to the holders of shares of the Acquired Fund
(Class A Shares, Class B Shares and Class C Shares, respectively) and the liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the "Reorganization").
       WHEREAS, the Acquiring Fund and the Acquired Fund are separate series of the Federated
Corporation and the Corporation , respectively, and the Federated Corporation and the Corporation are open-end, registered management investment companies and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;
       WHEREAS, the Acquiring Fund and the Acquired Fund are authorized to issue their shares of stock;
       WHEREAS, the Directors of the Federated Corporation have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;
       WHEREAS, the Directors of the Corporation have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization;
       NOW, THEREFORE, in consideration of the
premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:
ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED
FUND IN EXCHANGE FOR
ACQUIRING FUND SHARES AND LIQUIDATION OF
THE ACQUIRED FUND
       	1.1	THE EXCHANGE.  Subject to the
terms and conditions contained herein and on the
basis of the representations and warranties
contained herein, the Acquired Fund agrees
to transfer all of its
assets, as set forth in paragraph 1.2, to the
Acquiring Fund.  In exchange, the Acquiring
Fund agrees:  (i) to
deliver to the Acquired Fund the number of each
class of full and fractional Acquiring Fund Shares, determined by multiplying (a) the shares outstanding of each class of the Acquired Fund (the "Acquired
Fund Shares") by (b) the ratio computed by dividing
(x) the net asset value per share of such class of the Acquired Fund Shares by (y) the net asset value per share of the corresponding class of Acquiring Fund
Shares computed in the manner and as of the time and
date set forth in paragraph 2.2.  Holders of the
Acquired Fund Shares will receive Class A Shares, Class
B Shares or Class C Shares of the Acquiring
Fund.  Such transactions shall take place at the
closing on the Closing Date provided for in paragraph 3.1.
      	1.2	ASSETS TO BE ACQUIRED. The assets of the
Acquired Fund to be acquired by
the Acquiring Fund shall consist of property having a
value equal to the total net assets of the Acquired
Fund, including, without limitation, cash, securities, commodities, interests in futures and dividends or interest receivable, owned by the Acquired Fund.  The
assets to be acquired by the Acquiring Fund shall
not include any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the
Closing Date, and shall be excluded from the Valuation
of Assets under paragraph 2.1 and the
corresponding calculation of net asset value per share
of each class of the Acquired Fund Shares under this
Agreement.
       	The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund's assets as of the date of such statements. The Acquired Fund hereby represents that as of the date of the execution of this Agreement, there have been no
changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and
redemption of Acquired Fund Shares and the payment of
normal operating expenses, dividends and capital
gains distributions.
       	1.3	LIABILITIES TO BE DISCHARGED.  The
Acquired Fund will discharge all of its
liabilities and obligations prior to the Closing Date.
       	1.4	LIQUIDATION AND DISTRIBUTION.  On or as
soon after the Closing Date as is
conveniently practicable: (a) the Acquired Fund will distribute in complete liquidation of the Acquired
Fund, pro rata to its shareholders of record, determined
as of the close of business on the Closing Date (the "Acquired Fund Shareholders"), all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.8 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books
of the Acquiring Fund to open accounts on the
share records of the Acquiring Fund in the name of the Acquired Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due
such shareholders.  All issued and outstanding
Acquired Fund Shares  will simultaneously be canceled on
the books of the Acquired Fund.  The Acquiring
Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.
After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its termination.
       	1.5	OWNERSHIP OF SHARES.  Ownership of Acquiring
Fund Shares will be shown on the
books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued simultaneously to the
Acquired Fund, in an amount equal in value to the aggregate net asset value of the Acquired Fund Shares, to be distributed to Acquired Fund Shareholders.
       	1.6	TRANSFER TAXES.  Any transfer taxes payable
upon the issuance of Acquiring Fund
Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired
Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such
Acquiring Fund Shares are to be issued and transferred.
       	1.7	REPORTING RESPONSIBILITY.  Any reporting
responsibility of the Acquired Fund is
and shall remain the responsibility of the Acquired Fund.
       	1.8	TERMINATION.  The Acquired Fund shall be
terminated promptly following the
Closing Date and the making of all distributions
pursuant to paragraph 1.4.
       	1.9	BOOKS AND RECORDS.  All books and
records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940 (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring
Fund as soon as practicable following the Closing
Date.
ARTICLE II

VALUATION
       	2.1	VALUATION OF ASSETS.  The value of the
Acquired Fund's assets to be acquired by
the Acquiring Fund hereunder shall be the value of such assets at the closing on the Closing Date, using the valuation procedures set forth in the Federated Corporation's Articles of Incorporation and the Acquiring
Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.
       	2.2	VALUATION OF SHARES.  The net asset value
per share of each class of the Acquiring
Fund Shares shall be the net asset value per share of such class of Acquiring Fund Shares computed at the closing on the Closing Date, using the valuation procedures set forth in the Federated Corporation's
Articles of Incorporation and the Acquiring Fund's then current prospectus and statement of additional information, or such other valuation procedures as shall
be mutually agreed upon by the parties.
       	2.3	SHARES TO BE ISSUED.  The number of each
class of the Acquiring Fund  Shares to
be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets, shall be determined  in accordance with paragraph 1.1.
       	2.4	DETERMINATION OF VALUE.  All computations
of value shall be made by State
Street Bank and Trust Company, on behalf of the Acquiring Fund and the Acquired Fund.
ARTICLE III

CLOSING AND CLOSING DATE
       	3.1	CLOSING DATE.  The closing shall occur
on or about November 13, 2009, or such
other date(s) as the parties may agree to in writing
(the "Closing Date"). All acts taking place at the closing shall be deemed to take place at 4:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein. The closing shall be held at the offices of Federated Services Company, 1001 Liberty Avenue,
Pittsburgh, Pennsylvania 15222-3779, or at such other
time and/or place as the parties may agree.
       	3.2	CUSTODIAN'S CERTIFICATE. State Street
Bank and Trust Company, as custodian for
the Acquired Fund (the "Custodian"), shall deliver at
the Closing a certificate of an authorized officer
stating that: (a) the Acquired Fund's portfolio securities, cash, and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date;
and (b) all necessary taxes including all applicable
federal and state stock transfer stamps, if any, shall
have been paid, or provision for payment shall have
been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.
       	3.3	EFFECT OF SUSPENSION IN TRADING.  In the
event that on the scheduled Closing
Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring
Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of
the Acquiring Fund or the Acquired Fund is
impracticable, the Closing Date shall be postponed until
the first Friday that is a business day after the day
when trading is fully resumed and reporting is restored.
       	3.4	TRANSFER AGENT'S CERTIFICATE. State Street
Bank and Trust Company, as
transfer agent for the Acquired Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause, State Street Bank and Trust Company, its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund
Shares to be credited on the Closing Date to the Secretary of the Corporation or provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares have been credited to the Acquired
Fund's account on the books of the Acquiring Fund.
At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.
ARTICLE IV

REPRESENTATIONS AND WARRANTIES


REPRESENTATIONS AND WARRANTIES
       	4.1	REPRESENTATIONS OF THE ACQUIRED FUND.
The Corporation , on behalf of the
Acquired Fund, represents and warrants to the Federated Corporation , on behalf of the Acquiring Fund, as follows:
a)	The Acquired Fund is a legally designated,
separate series of a statutory trust duly organized,
validly existing, and in good standing under the
laws of the Maryland.
b)	The Corporation is registered as an open-end
management investment company under the 1940
Act, and the Corporation's registration with the
Securities and Exchange Commission (the
"Commission") as an investment company under the 1940
Act is in full force and effect.
c)	The current prospectus and statement of additional
information of the Acquired Fund conform in
all material respects to the applicable requirements of
the Securities Act of 1933 (the "1933 Act")
and the 1940 Act, and the rules and regulations
thereunder, and do not include any untrue
statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
d)	The Acquired Fund is not, and the execution,
delivery, and performance of this Agreement
(subject to shareholder approval) will not, result in
the violation of any provision of the
Corporation's Articles of Incorporation  or By-Laws or
of any material agreement, indenture,
instrument, contract, lease, or other undertaking to
 which the Acquired Fund is a party or by which
it is bound.
e)	The Acquired Fund has no material contracts or
other commitments (other than this Agreement)
that will be terminated with liability to it before the
 Closing Date, except for liabilities, if any, to
be discharged as provided in paragraph 1.3 hereof.
f)	Except as otherwise disclosed in writing to
and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is
presently pending or to its knowledge threatened against
the Acquired Fund or any of its
properties or assets, which, if adversely determined,
would materially and adversely affect its
financial condition, the conduct of its business,
or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The
Acquired Fund knows of no facts that might
form the basis for the institution of such proceedings
and is not a party to or subject to the
provisions of any order, decree, or judgment of any
court or governmental body that materially
and adversely affects its business or its ability to consummate the transactions contemplated herein.
g)	The audited financial statements of the Acquired
Fund as of November 30, 2008, and for the fiscal
year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished
to the Acquiring Fund) fairly reflect the
financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.
h)	The unaudited financial statements of the Acquired
Fund as of May 31, 2009, and for the six
months then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as
of such date, and there are no known
contingent liabilities of the Acquired Fund as of such
date that are not disclosed in such
statements.
i)	Since the date of the financial statements
referred to in paragraph (h) above, there have been no material adverse changes in the Acquired Fund's financial condition, assets, liabilities or business
(other than changes occurring in the ordinary course
of business), or any incurrence by the
Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted
by the Acquiring Fund.  For the purposes
of this paragraph (h), a decline in the net asset value
of the Acquired Fund shall not constitute a
material adverse change.
j)	As of the date hereof, except as previously
disclosed to the Acquiring Fund in writing, and except
as have been corrected as required by applicable law, and
to the best of the Acquired Fund's
knowledge, there have been no material miscalculations of the net asset value of the Acquired
Fund or the net asset value per share of any class or series of shares during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable
provisions of the 1940 Act.
k)	The minute books and other similar records of the
Acquired Fund as made available to the
Acquiring Fund prior to the execution of this Agreement contain a true and complete record of all action taken at all meetings and by all written consents
in lieu of meetings of the shareholders of
the Acquired Fund and of the Acquired Fund, the Acquired Fund's Board of Trustees and
committees of the Acquired Fund's Board of Trustees.
The stock transfer ledgers and other similar
records of the Acquired Fund as made available to the Acquiring Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all record transfers prior to the execution of this Agreement, or the Closing Date,
as applicable, in the Acquired Fund Shares.
l)	The Acquired Fund has maintained, or caused to
be maintained on its behalf, all books and records
required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.
m)	All federal and other tax returns and reports of
the Acquired Fund required by law to be filed, have
been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof. To the best of the Acquired Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.
n)	All issued and outstanding Acquired Fund Shares
are duly and validly issued and outstanding,
fully paid and non-assessable by the Acquired Fund.  All
of the issued and outstanding Acquired
Fund Shares will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund's transfer agent as provided in paragraph 3.4. The
Acquired Fund has no outstanding options, warrants, or
other rights to subscribe for or purchase
any of the Acquired Fund Shares, and has no outstanding securities convertible into any of the
Acquired Fund Shares.
o)	At the Closing Date, the Acquired Fund will have
good and marketable title to the Acquired
Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Acquiring Fund has received notice, and, upon delivery and payment for such assets,
and the filing of any articles, certificates or
other documents under the laws of the Maryland, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the
Acquiring Fund.
p)	The execution, delivery and performance of this
Agreement have been duly authorized by all
necessary action on the part of the Acquired Fund.
Subject to approval by the Acquired Fund
Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.
q)	The information to be furnished by the Acquired
Fund for use in no-action letters, applications for
orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.
r)	From the effective date of the Registration
Statement (as defined in paragraph 5.7), through the
time of the meeting of the Acquired Fund Shareholders
and on the Closing Date, any written
information furnished by the Corporation with respect to
the Acquired Fund for use in the Proxy
Materials (as defined in paragraph 5.7), or any other materials provided in connection with the
Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary
to make the statements, in light of the
circumstances under which such statements were made,
not misleading.
s)	The Acquired Fund has qualified and elected to
be treated as a "regulated investment company"
under the Code (a "RIC"), as of and since its first taxable year; and qualifies and will continue to qualify as a RIC under the Code for its taxable year
ending upon its liquidation.
t)	No governmental consents, approvals, authorizations
or filings are required under the 1933 Act,
the Securities Exchange Act of 1934 (the "1934 Act"),
the 1940 Act or Maryland law for the
execution of this Agreement by the Corporation , for
itself and on behalf of the Acquired Fund,
except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Maryland law, and except for such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent
to the Closing Date, it being understood,
however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Acquired Fund as described
in paragraph 5.2.
       	4.2	REPRESENTATIONS OF THE ACQUIRING FUND.
The Federated Corporation , on
behalf of the Acquiring Fund, represents and warrants to
the Corporation , on behalf of the Acquired Fund,
as follows:
a)	The Acquiring Fund is a separate series of a
business trust, duly organized, validly existing and in
good standing under the laws of the Maryland.
b)	The Federated Corporation is registered as an
open-end management investment company under
the 1940 Act, and the Federated Corporation's registration with the Commission as an investment company under the 1940 Act is in full force and effect.
c)	The current prospectus and statement of additional
information of the Acquiring Fund conform in
all material respects to the applicable requirements of
the 1933 Act and the 1940 Act and the rules
and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made,
not misleading.
d)	The Acquiring Fund is not, and the execution,
delivery and performance of this Agreement will
not, result in a violation of the Federated Corporation's Articles of Incorporation or By-Laws or
of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the
Acquiring Fund is a party or by which it is bound.
e)	Except as otherwise disclosed in writing to and
accepted by the Acquired Fund, no litigation,
administrative proceeding or investigation of or before
any court or governmental body is
presently pending or to its knowledge threatened against
the Acquiring Fund or any of its
properties or assets, which, if adversely determined,
would materially and adversely affect its
financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement.  The
Acquiring Fund knows of no facts that might
form the basis for the institution of such proceedings
and it is not a party to or subject to the
provisions of any order, decree, or judgment of any court
or governmental body that materially
and adversely affects its business or its ability to consummate the transaction contemplated herein.
f)	The financial statements of the Acquiring Fund as
of November 30, 2008, and for the fiscal year
then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to
the Acquired Funds) fairly reflect the
financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that
are not disclosed in such statements.
g)	The unaudited financial statements of the
Acquiring Fund as of May 31, 2009, and for the six
months then ended have been prepared in accordance
with generally accepted accounting
principles, and such statements (copies of which have
been furnished to the Acquired Fund) fairly
reflect the financial condition of the Acquiring Fund
as of such date, and there are no known
contingent liabilities of the Acquiring Fund as of
such date that are not disclosed in such
statements.
h)	Since the date of the financial statements
referred to in paragraph (g) above, there have been no material adverse changes in the Acquiring Fund's financial condition, assets, liabilities or business
(other than changes occurring in the ordinary course of business), or any incurrence by the
Acquiring Fund of indebtedness maturing more than one
year from the date such indebtedness was
incurred, except as otherwise disclosed to and accepted
by the Acquired Fund.  For the purposes of
this paragraph (h), a decline in the net asset value of
the Acquiring Fund shall not constitute a
material adverse change.
i)	All federal and other tax returns and reports of
the Acquiring Fund required by law to be filed,
have been filed, and all federal and other taxes shown
due on such returns and reports have been
paid, or provision shall have been made for the payment thereof. To the best of the Acquiring
Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.
j)	All issued and outstanding Acquiring Fund
Shares are duly and validly issued and outstanding,
fully paid and non-assessable by the Acquiring Fund.
The Acquiring Fund has no outstanding
options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any
Acquiring Fund Shares.
k)	The execution, delivery and performance of this
Agreement have been duly authorized by all
necessary action on the part of the Acquiring Fund, and
this Agreement constitutes a valid and
binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general
equity principles.
l)	Acquiring Fund Shares to be issued and delivered
to the Acquired Fund for the account of the
Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares, and will be fully paid
and non-assessable.
m)	The information to be furnished by the Acquiring
Fund for use in no-action letters, registration
statements, proxy materials, and other documents that
may be necessary in connection with the
transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities
and other laws and regulations.
n)	From the effective date of the Registration
Statement (as defined in paragraph 5.7), through the
time of the meeting of the Acquired Fund Shareholders
and on the Closing Date, any written
information furnished by the Federated Corporation
with respect to the Acquiring Fund for use in
the Proxy Materials (as defined in paragraph 5.7), or
any other materials provided in connection
with the Reorganization, does not and will not contain
any untrue statement of a material fact or
omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made,
not misleading.
o)	The Acquiring Fund has qualified and elected
to be treated as a RIC under the Code as of and
since its first taxable year; and qualifies and shall continue to qualify as a RIC under the Code for its current taxable year.
p)	No governmental consents, approvals,
authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Maryland law for the e xecution of this Agreement by the Federated
Corporation , for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the Federated Corporation , for itself and on behalf
of the Acquiring Fund, except for the
effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Maryland law, and
such other consents, approvals,
authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required
subsequent to the Closing Date.
q)	The Acquiring Fund agrees to use all reasonable
efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state
Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.
ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND
       	5.1	OPERATION IN ORDINARY COURSE.
The Acquiring Fund and the Acquired Fund
will each operate its respective business in the ordinary course between the date of this Agreement and the
Closing Date, it being understood that such ordinary
course of business will include customary dividends
and shareholder purchases and redemptions.
       	5.2	APPROVAL OF SHAREHOLDERS.  The Corporation
will call a special meeting of the
Acquired Fund Shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions
contemplated herein.
       	5.3	INVESTMENT REPRESENTATION.  The Acquired
Fund covenants that the Acquiring
Fund Shares to be issued pursuant to this Agreement are
 not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this
Agreement.
       	5.4	ADDITIONAL INFORMATION.  The Acquired
Fund will assist the Acquiring Fund in
obtaining such information as the Acquiring Fund
reasonably requests concerning the beneficial ownership
of the Acquired Fund's shares.
       	5.5	FURTHER ACTION.  Subject to the
provisions of this Agreement, the Acquiring Fund
and the Acquired Fund will each take or cause to be taken,
all action, and do or cause to be done, all things
reasonably necessary, proper or advisable to consummate
and make effective the transactions contemplated
by this Agreement, including any actions required to
be taken after the Closing Date.
       	5.6	STATEMENT OF EARNINGS AND PROFITS.
As promptly as practicable, but in any
case within sixty days after the Closing Date, the
Acquired Fund shall furnish the Acquiring Fund, in such
form as is reasonably satisfactory to the Acquiring Fund,
a statement of the earnings and profits of the
Acquired Fund for federal income tax purposes that will
be carried over by the Acquiring Fund as a result
of Section 381 of the Code, and which will be certified
by the Corporation's Treasurer.
       	5.7	PREPARATION OF REGISTRATION STATEMENT
AND SCHEDULE 14A PROXY
STATEMENT.  The Federated Corporation will prepare and
file with the Commission a registration
statement on Form N-14 relating to the Acquiring Fund
Shares to be issued to shareholders of the Acquired
Fund (the "Registration Statement"). The Registration Statement on Form N-14 shall include a proxy statement and a prospectus of the Acquiring Fund relating
to the transaction contemplated by this
Agreement.  The Registration Statement shall be in
compliance with the 1933 Act, the 1934 Act and the
1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the registration statement on Form N-14 (the "Proxy Materials"), for inclusion therein, in connection with the meeting of the Acquired Fund's Shareholders to consider the approval of this
Agreement and the transactions contemplated herein.
       	5.8	On or before the Closing Date, the
Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous s uch dividends, shall have the effect of distributing to its shareholders all of the Acquired Fund's investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.
ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND
       The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:
       	All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund's name by the Federated Corporation's
President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.
ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND
       The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:
       	All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Acquired Fund's name by the Corporation's President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.
       	The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, together with a list of the Acquired Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Corporation.
ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
ACQUIRING FUND AND ACQUIRED FUND
       If any of the conditions set forth below do not
exist on or before the Closing Date with respect to
the Acquired Fund or the Acquiring Fund, the other party
to this Agreement shall, at its option, not be
required to consummate the transactions contemplated
by this Agreement:
       	8.1	This Agreement and the transactions
contemplated herein, with respect to the Acquired
Fund, shall have been approved by the requisite vote of
the holders of the outstanding shares of the
Acquired Fund in accordance with applicable law and the
provisions of the Corporation's Articles of
Incorporation and By-Laws.  Certified copies of the
resolutions evidencing such approval shall have been
delivered to the Acquiring Fund.  Notwithstanding anything
herein to the contrary, neither the Acquiring
Fund nor the Acquired Fund may waive the conditions
set forth in this paragraph 8.1.
       	8.2	On the Closing Date, the Commission shall
not have issued an unfavorable report under
Section 25(b) of the 1940 Act, or instituted any
proceeding seeking to enjoin the consummation of the
transactions contemplated by this Agreement under
Section 25(c) of the 1940 Act.  Furthermore, no action,
suit or other proceeding shall be threatened or pending
before any court or governmental agency in which it
is sought to restrain or prohibit, or obtain damages or
other relief in connection with this Agreement or the
transactions contemplated herein.
       	8.3	All required consents of other parties
and all other consents, orders, and permits of
federal, state and local regulatory authorities (including
those of the Commission and of State securities
authorities, including any necessary "no-action" positions
and exemptive orders from such federal and state
authorities) to permit consummation of the transactions
contemplated herein shall have been obtained,
except where failure to obtain any such consent, order,
or permit would not involve a risk of a material
adverse effect on the assets or properties of the Acquiring
Fund or the Acquired Fund, provided that either
party hereto may waive any such conditions for itself.
       	8.4	The Registration Statement shall have
become effective under the 1933 Act, and no stop
orders suspending the effectiveness thereof shall
have been issued.  To the best knowledge of the parties to
this Agreement, no investigation or proceeding for
that purpose shall have been instituted or be pending,
threatened or contemplated under the 1933 Act.
       	8.5	The parties shall have received an
opinion of Reed Smith LLP substantially to the effect
that for federal income tax purposes:
a)	The transfer of all of the Acquired Fund's
assets to the Acquiring Fund solely in exchange for
Acquiring Fund Shares (followed by the distribution
of Acquiring Fund Shares to the Acquired
Fund Shareholders in dissolution and liquidation of
the Acquired Fund) will constitute a
"reorganization" within the meaning of Section 368(a)
of the Code, and the Acquiring Fund and
the Acquired Fund will each be a "party to a
reorganization" within the meaning of Section 368(b)
of the Code.
b)	No gain or loss will be recognized by the
Acquiring Fund upon the receipt of the assets of the
Acquired Fund solely in exchange for Acquiring
Fund Shares.
c)	No gain or loss will be recognized by the
Acquired Fund upon the transfer of the Acquired Fund's
assets to the Acquiring Fund solely in exchange
for Acquiring Fund Shares or upon the
distribution (whether actual or constructive) of
Acquiring Fund Shares to Acquired Fund
Shareholders in exchange for their
Acquired Fund Shares.
d)	No gain or loss will be recognized by any
Acquired Fund Shareholder upon the exchange of its
Acquired Fund Shares for Acquiring Fund Shares.
e)	The aggregate tax basis of the Acquiring
Fund Shares received by each Acquired Fund
Shareholder pursuant to the Reorganization will be
the same as the aggregate tax basis of the
Acquired Fund Shares held by it immediately prior
to the Reorganization.  The holding period of
Acquiring Fund Shares received by each Acquired
Fund Shareholder will include the period
during which the Acquired Fund Shares exchanged therefor
 were held by such shareholder,
provided the Acquired Fund Shares are held as capital
assets at the time of the Reorganization.
f)	The tax basis of the Acquired Fund's assets
acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.
Such opinion shall be based on customary assumptions and such representations Reed Smith LLP may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Acquiring Fund, the Acquired Fund or any Acquired Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, neither the Acquiring
Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.
ARTICLE IX

EXPENSES
       The expenses of the Reorganization will be paid by the International Equity Fund, the International Leaders Fund, the Adviser or its affiliates. Reorganization expenses include expenses associated with the preparation and filing of this Prospectus/Proxy Statement; postage;
printing; accounting fees; legal fees incurred by each Fund; proxy solicitation costs; and other related administrative or operational costs.
International Equity Fund will pay for the direct proxy expenses (e.g. printing, mailing, solicitation and tabulation expenses) estimated to be approximately $103,000 (however, existing voluntary waivers will ultimately reduce the expenses actually borne by the International Equity Fund and because of such waivers, the expenses charged to the International Equity Fund are not estimated to result in a reduction of net asset value). The International Leaders Fund will pay registration fees on an as incurred basis. The
Adviser will pay legal, accounting and other expenses related to the Reorganization, estimated to be $40,000. Any brokerage charges associated with the purchase or disposition of portfolio securities by the International Equity Fund prior to the Reorganization will be borne by the International Equity Fund in an amount of up to approximately $225,000.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES
       	10.1	The Federated Corporation, on
behalf of the Acquiring Fund, and the Corporation, on
behalf of the Acquired Fund, agree that neither
party has made to the other party any representation,
warranty and/or covenant not set forth herein, and
that this Agreement constitutes the entire agreement
between the parties.
       	10.2	Except as specified in the next
sentence set forth in this paragraph 10.2, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, shall continue in effect beyond the consummation of the transactions contemplated hereunder.
ARTICLE XI

TERMINATION
       	This Agreement may be terminated by the
 mutual agreement of the Federated Corporation and the
Corporation .  In addition, either the Federated
Corporation or the Corporation may at its option terminate
this Agreement at or before the Closing Date due to:
a)	a breach by the other of any representation,
 warranty, or agreement contained herein to be
performed at or before the Closing Date, if not
 cured within 30 days;
b)	a condition herein expressed to be precedent
 to the obligations of the terminating party that has not
been met and it reasonably appears that it will not
or cannot be met; or
c)	a determination by a party's Board of Directors,
 as appropriate, that the consummation of the transactions contemplated herein is not in the best interest of the Corporation or the Federated
Corporation , respectively, and notice given to the other party hereto.
       	In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any of the Acquiring Fund, the Acquired Fund, the Federated Corporation, the
Corporation , or their respective Directors or officers, to the other party or its Directors or officers.
ARTICLE XII

AMENDMENTS
       	This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Corporation and the Federated Corporation as specifically authorized by their respective Board of Directors ;
provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring
Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY
       	The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
       	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.
       	This Agreement shall be governed by and
construed in accordance with the laws of the Commonwealth of Pennsylvania.
       	This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.
Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, trust, or entitles other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.


	IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

FEDERATED INTERNATIONAL
SERIES, INC.
on behalf of its portfolio,
Federated International Equity Fund







FEDERATED WORLD INVESTMENT
SERIES, INC. on behalf of its portfolio, Federated International Leaders Fund









      Exhibit B
Management's Discussion of Fund Performance
Federated International Leaders Fund (Formerly,
Federated International Value Fund)

For the one-year reporting period ended November 30,
2008, the fund's total returns based on net a
sset value were (46.00)% for
Class A Shares, (46.43)% for Class B Shares and (46.44)%
for Class C Shares. The Morgan Stanley Capital
International Europe,
Australasia and Far East Value Index (MSCI EAFE Value),
returned (48.32)%1 on a total return basis for the
same period. The fund's
total return reflected actual cash flows, transaction
costs and other expenses which were not reflected in
the total return of the index.
  The following discussion will focus on the performance
of the fund's Class A Shares.
MARKET OVERVIEW
Market confidence was severely shaken by bank failures
in the United States and Europe, as the global financial
system suffered a
severe credit crisis.2 The U.S. government intervened on
behalf of failing institutions including Citigroup, AIG,
Freddie Mac and Fannie
Mae. Further, the U.S. government took significant equity
stakes in Goldman Sachs, Morgan Stanley, J.P. Morgan,
Bank of America
and a number of regional banks. The contagion also spread
across the Atlantic where European governments
were forced to save
failing institutions including Fortis, Dexia, Bradford
& Bingley, Glitnir, Landsbanki, Kaupthing and Hypo Real
Estate. European
governments also took significant equity stakes in key
financial institutions including Royal Bank of Scotland,
Lloyds, HBOS, UBS, Credit
Suisse, Credit Agricole, BNP Paribas and Societe Generale.
Despite unprecedented stimulus from Central Banks around
the world, global
markets continued to experience high levels of
risk and volatility.
  Over the course of the reporting period, investors
became increasingly concerned about the possibility
of a protracted global
recession, as economic data continued to deteriorate.
These fears, along with weakened demand in the
developed world, effectively
reversed the commodity surge. After climbing to record
levels in the first half of the year, commodities hit
an inflection point in early
July and have since fallen precipitously. These price
declines have eased concerns over inflation, thus
allowing the world's central
banks to support financial markets by providing
liquidity to the system.
  At the same time, the turnaround in commodity prices
mirrored the reversal of the U.S. dollar. After plunging
to record lows in the
first half of the year, the dollar rebounded strongly
against all major foreign currencies except the Japanese
yen which benefited from
a flight to safety.
  By region, the theory of economic decoupling quickly
faded as emerging markets were hit hard by falling
commodity prices. The
MSCI Emerging Market Value Index3 returned (53.67)%.
From a developed market perspective,
Japan outperformed its western
counterparts in the United States and Europe.
The MSCI Japan Value Index4 was down (31.98)%
while the MSCI USA Value Index5
slid (37.71)% and the MSCI Europe Value
Index6 fell (52.47)%.
FUND PERFORMANCE
The fund's positive relative performance versus
its benchmark index came from strong stock selection
and a relative underweight in
Financials along with overweight positions in Health
Care and Consumer Staples. From a regional
perspective, the fund benefited from
strong stock selection in the United
Kingdom and Switzerland.
  At the individual security level, the fund
benefited most significantly from avoiding underperforming
stocks within the MSCI EAFE
Value including: Royal Bank of Scotland, a UK bank
that lost (88.56)% during the reporting period; BP,
a UK-based oil company that
fell (29.64)% during the reporting period; and Toyota
 Motor Corp., a Japanese automaker, which was
down (42.42)% during the
reporting period.
  The fund's relative performance was adversely
affected by its underweight positions in Energy,
 Utilities and Telecommunication
Services. On a regional basis, relative underperformance
was the result of the fund's underweight position
in Japan as well as stock
selection in Hong Kong.
  Stocks that held back relative performance included:
Julius Baer Holdings (3.84% of net assets), a
Swiss private banking and asset
management firm, which fell (61.13)% during the
reporting period, Bayerische Motoren Werk (BMW), a
German automaker, which fell
(58.02)% during the reporting period, and Transocean Ltd.,
the Cayman Island-domiciled offshore drilling
contractor, which slid (51.29)%
during the reporting period.
1	The MSCI-EAFE Value is an unmanaged free float-
adjusted market capitalization index that is designed to
measure developed market equity performance, excluding the United
States and Canada, and comprises 21 of the 48 countries
in the MSCI universe. The index is unmanaged, and
investments cannot be made in an index.
2	International investing involves special risks
including currency risk, increased volatility of foreign
securities, political risks and differences in auditing
and other financial
standards.
3	The MSCI Emerging Market Value Index measures
the value equity market performance of 25 emerging
market country indices.
4	The MSCI Japan Value Index measures the value
equity market performance of Japan, and consists primarily
of stocks that are traded on the Tokyo Stock Exchange.
5	The MSCI US Value Index is constructed of every
listed value security in the United States. Securities
are free float adjusted, classified in accordance
with the Global Industry
Classification Standard (GICS(r)), and screened by
size, liquidity and minimum free float.
6	The MSCI Europe Value Index measures the
value equity market performance of 16 developed markets in Europe.


GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES
The graph below illustrates the hypothetical investment of $10,0001 in the Federated International
Value Fund (Class A Shares) (the
"Fund") from November 30, 1998 to November 30, 2008 compared to the Morgan Stanley Capital International
Europe, Australasia and
Far East Value Index (MSCI-EAFE Value).2
Average Annual Total Returns3 for the Period Ended 11/30/2008



1 Year

(48.98
)%
5 Years

(0.16
)%
10 Years

3.26
%



Performance data quoted represents past performance
which is no guarantee of future results. Investment
return and principal value will
fluctuate so that an investor's shares, when redeemed,
may be worth more or less than their original cost.
Mutual fund performance
changes over time and current performance may be lower
or higher than what is stated. For current to the most
recent month-end
performance and after-tax returns, visit
FederatedInvestors.com or call 1-800-341-7400. Returns
shown do not reflect the deduction of
taxes that a shareholder would pay on Fund distributions
or the redemption of Fund shares. Mutual funds are
not obligations of or
guaranteed by any bank and are not federally insured.
Total returns shown include the maximum sales charge of 5.50%.
1	Represents a hypothetical investment of $10,000
in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The
Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE Value has been adjusted to reflect reinvestment of dividends on securities in the index.

2	The MSCI-EAFE Value is not adjusted to reflect sales
loads, expenses or other fees that the Securities and
Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund,
is not affected by cash flows. It is not possible to
invest directly in an index.
3	Total returns quoted reflect all applicable
sales charges.



GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES
The graph below illustrates the hypothetical investment of $10,0001 in the Federated International Value Fund
(Class B Shares) (the
"Fund") from November 30, 1998 to November 30, 2008 compared to the Morgan Stanley Capital International
Europe, Australasia and
Far East Value Index (MSCI-EAFE Value).2
Average Annual Total Returns3 for the Period
Ended 11/30/2008



1 Year

(49.37
)%
5 Years

(0.14
)%
10 Years

3.21
%



Performance data quoted represents past performance
which is no guarantee of future results. Investment
return and principal value will
fluctuate so that an investor's shares, when redeemed,
may be worth more or less than their original cost.
Mutual fund performance
changes over time and current performance may be lower
or higher than what is stated. For current to the most
recent month-end
performance and after-tax returns, visit
FederatedInvestors.com or call 1-800-341-7400.
Returns shown do not reflect the deduction of
taxes that a shareholder would pay on Fund distributions
or the redemption of Fund shares. Mutual funds are
not obligations of or
guaranteed by any bank and are not federally insured.
Total returns shown include the maximum contingent
deferred sales charge of
5.50% as applicable.
1	Represents a hypothetical investment of $10,000
in the Fund. The maximum contingent deferred sales charge
is 5.50% on any redemption less than one year from the
purchase
date. The Fund's performance assumes the reinvestment of
all dividends and distributions. The MSCI-EAFE Value has
been adjusted to reflect reinvestment of dividends
on securities in
the index.
2	The MSCI-EAFE Value is not adjusted to reflect
sales loads, expenses or other fees that the SEC
requires to be reflected in the Fund's performance.
The index is unmanaged and,
unlike the Fund, is not affected by cash flows.
It is not possible to invest directly in an index.
3	Total returns quoted reflect all applicable
contingent deferred sales charges.


GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES
The graph below illustrates the hypothetical investment of $10,0001 in the Federated International
Value Fund (Class C Shares) (the
"Fund") from November 30, 1998 to November 30, 2008
 compared to the Morgan Stanley Capital
International Europe, Australasia and
Far East Value Index (MSCI-EAFE Value).2
Average Annual Total Returns3 for the Period
Ended 11/30/2008



1 Year

(46.97
)%
5 Years

0.22
%
10 Years

3.09
%



Performance data quoted represents past performance
which is no guarantee of future results. Investment
return and principal value will
fluctuate so that an investor's shares, when redeemed,
may be worth more or less than their original cost.
Mutual fund performance
changes over time and current performance may be lower
 or higher than what is stated. For current to the
most recent month-end
performance and after-tax returns, visit
FederatedInvestors.com or call 1-800-341-7400. Returns
 shown do not reflect the deduction of
taxes that a shareholder would pay on Fund distributions
or the redemption of Fund shares. Mutual funds
are not obligations of or
guaranteed by any bank and are not federally insured.
 Total returns shown include the maximum contingent
deferred sales charge of
1.00% as applicable.
1	Represents a hypothetical investment of $10,000
 in the Fund. A 1.00% contingent deferred sales charge
would be applied to any redemption less than one year
from the purchase
date. The Fund's performance assumes the reinvestment
of all dividends and distributions. The MSCI-EAFE Value
has been adjusted to reflect reinvestment of dividends
on securities in
the index.
2	The MSCI-EAFE Value is not adjusted to reflect
sales loads, expenses or other fees that the SEC requires
to be reflected in the Fund's performance. The index
is unmanaged and,
unlike the Fund, is not affected by cash flows. It is
not possible to invest directly in an index.
3	Total returns quoted reflect all applicable
contingent deferred sales charges.

0



	- 0 -
	- 7 -


	- 0 -


	- 0 -

	-A-0-
	- 0 -
	- 0 -


	- 0 -
	- 13 -
	- 0 -


	- 0
	B-18

	B-1